UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21211

Nuveen New York AMT-Free Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

28 February 2018

Nuveen Municipal Closed-End Funds

NNY	Nuveen New York Municipal Value Fund, Inc.
NYV	Nuveen New York Municipal Value Fund 2
NAN	Nuveen New York Quality Municipal Income Fund
NRK	Nuveen New York AMT-Free Quality Municipal Income Fund

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	10

Common Share Information	12

Risk Considerations	14

Performance Overview and Holding Summaries	15

Report of Independent Registered Public Accounting Firm	19

Portfolios of Investments	20

Statement of Assets and Liabilities	53

Statement of Operations	54

Statement of Changes in Net Assets	55

Statement of Cash Flows	57

Financial Highlights	58

Notes to Financial Statements	63

Additional Fund Information	79

Glossary of Terms Used in this Report	80

Reinvest Automatically, Easily and Conveniently	82

Board Members & Officers	83

Chairman’s Letter to Shareholders

Dear Shareholders,

After a prolonged absence, volatility has returned to the markets in 2018. Last year, the markets seemed willing to shrug off any bad news. But in the first few months of 2018, a backdrop of greater economic uncertainty has made markets more reactive to daily headlines. Interest rates in the U.S. have started to move off of historic lows, inflation is expected to finally pick up and the tax reform passed in late December 2017 could extend, and possibly bolster, the economy’s growth streak. How the U.S. Federal Reserve (Fed) will manage these conditions is under intense scrutiny, particularly in light of the Fed’s leadership change in February 2018.

At the same time, trade protectionism could upend sentiment and growth assumptions for the global economy. Investors are also concerned about the potential for increased government regulation on technology companies, whose shares recently declined due to a data privacy scandal and other negative news. Trade and tech do merit watching, but with few policy specifics at the moment, the long-term implications remain difficult to assess.

While the risks surrounding trade, monetary and fiscal policy may have increased, there is still opportunity for upside. Recession risk continues to look low, global economies are still expanding and corporate profits have continued to be healthy. Fundamentals, not headlines, drive markets over the long term. And, it’s easy to forget the relative calm over the past year was the outlier. A return to more historically normal volatility levels is both to be expected and part of the healthy functioning of the markets.

Context and perspective are important. If you’re investing for long-term goals, stay focused on the long term, as temporary bumps may smooth over time. Individuals that have shorter timeframes could also benefit from sticking to a clearly defined investment strategy with a portfolio designed for short-term needs. Your financial advisor can help you determine if your portfolio is properly aligned with your goals, timeline and risk tolerance, as well as help you differentiate the noise from what really matters. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Board
April 23, 2018

Portfolio Manager’s Comments

Nuveen New York Municipal Value Fund, Inc. (NNY)
Nuveen New York Municipal Value Fund 2 (NYV)
Nuveen New York Quality Municipal Income Fund (NAN)
Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Portfolio manager Scott R. Romans, PhD, discusses U.S. economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of the Nuveen New York Funds. Scott assumed portfolio management responsibility for these four Funds in 2011.

What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended February 28, 2018?

The U.S. economy began 2017 at a sluggish pace but gained momentum mid-year, growing at an annualized rate above 3% in the second and third quarters of 2017. In the final three months of 2017, the economy slowed slightly to 2.9%, as reported by the Bureau of Economic Analysis “third” estimate of fourth-quarter gross domestic product (GDP). GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.

Consumer spending, boosted by employment and wage gains, continued to drive the economy. The Atlantic coast hurricanes in September and October temporarily weakened shopping and dining out activity, but rebuilding efforts had a positive impact on the economy. Business investment, which had been lackluster in the recovery so far, accelerated in 2017, and hiring continued to boost employment. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.1% in February 2018 from 4.7% in February 2017 and job gains averaged around 190,000 per month for the past twelve months. While the jobs market has continued to tighten, wage growth has remained lackluster during this economic recovery. However, the January jobs report revealed an unexpected pick-up in wages, which triggered a broad sell-off in equities, despite tame inflation readings. The Consumer Price Index (CPI) increased 2.2% over the twelve-month reporting period ended February 28, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.8% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)

The housing market also continued to improve with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.2% annual gain in January 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 6.0% and 6.4%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in March 2018 (after the close of this reporting period), was the sixth rate hike since December 2015. In addition, in October 2017, the Fed began reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

Investors carefully watched the transition of leadership from outgoing Fed Chair Janet Yellen, whose term expired in February 2018, to the new Chairman Jerome Powell. While Chairman Powell was largely expected to stay on the path set by his predecessor, his first public address was perceived as somewhat more hawkish than the market expected, which led to some near-term volatility at the end of the reporting period.

Investors also sought to gauge the Fed’s reaction to the Tax Cuts and Jobs Act, which was signed into law in late December 2017. While it is still too early to know the full impact of the tax reform, which lowers the tax rates on individuals and corporations, investors worried about the Fed stepping up the pace of rate increases to temper a potentially overheating economy.

With the tax overhaul accomplished, the Trump administration resumed focus on some of its other policies. The surprise announcement of steel and aluminum tariffs sparked fears of a trade war and added uncertainty to the ongoing North American Free Trade Agreement (NAFTA) negotiations. Protectionist rhetoric also garnered attention across Europe, as anti-European Union sentiment featured prominently (although did not win a majority) in the Dutch, French, German and Italian elections held in 2017 and early 2018. In the U.K., Brexit talks have progressed but uncertainties remain.

The municipal bond market produced a positive return over this reporting period, although not without volatility. For most of the reporting period, municipal bonds continued to rebound from the post-election sell-off in the fourth quarter of 2016. After President Trump’s surprising win, bond markets repriced his reflationary fiscal agenda, driving interest rates higher. Municipal bonds suffered a surge in investor outflows due to speculation that the Trump administration’s tax reform proposals could adversely impact municipal bonds.

However, the economy sustained its moderate growth with low inflation, an improving jobs market and modest wage growth, and progress on the White House’s agenda was slow. This backdrop helped municipal bond yields and valuations return to pre-election levels and reverse the trend of outflows. Fundamental credit conditions continued to be favorable overall, while the ongoing high-profile difficulties in Puerto Rico, Illinois and New Jersey were contained.

After the new administration’s health care and immigration reforms met obstacles, Congress refocused on tax reform initiatives in the latter months of 2017. Early drafts of the bill fostered significant uncertainty about the impact on the municipal bond market, leading municipal bonds to underperform taxable bonds in December and provoking issuers to rush bond offerings ahead of the pending tax law. Issuance in December reached an all-time high of $62.5 billion, exacerbating the market’s price decline during the month. However, all of the supply was absorbed and municipal bond valuations subsequently returned to more typical levels.

The final tax reform legislation signed on December 27, 2017 largely spared municipal bonds and was considered neutral to positive for the municipal market overall. Notably, a provision that would have eliminated the tax-preferred status of 20 to 30% of the municipal bond market was not included in the final bill. Moreover, investors were relieved that the adopted changes apply only to newly issued municipal bonds and also could be beneficial from a technical standpoint. Because new issue advance refunding bonds are no longer tax exempt, the total supply of municipal bonds will decrease going forward, boosting the scarcity value of existing municipal bonds. The new tax law also caps the state and local tax (SALT) deduction for individuals, which will likely increase demand for tax-exempt municipal bonds, especially in states with high income and/or property taxes.

Following the issuance surge in late 2017, issuance remained sharply lower in early 2018. However, the overall balance of municipal bond supply and demand remained advantageous for prices. Municipal bond issuance nationwide totaled $453.6 billion in this reporting period, an 8.8% drop from the issuance for the twelve-month reporting period ended February 28, 2017. The robust pace of issuance seen since the low volume depths of 2011 began to moderate in 2017 as interest rates moved higher. Despite the increase, the overall level of interest rates still remained low, encouraging issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.

Despite the volatility surrounding the potential tax law changes, demand remained robust and continued to outstrip supply. Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. As a result, municipal bond fund inflows steadily increased in 2017 overall.

How were the economic and market environments in New York during the twelve-month reporting period ended February 28, 2018?

New York State’s $1.5 trillion economy represents 8.1% of U.S. gross domestic product and, according to the International Monetary Fund, would be the 11th largest economy in the world on a stand-alone basis. As of February 2018, the state’s unemployment rate registered 4.6%, above the national average of 4.1%. While New York State’s financial profile is still sturdier than it was several years ago, both Fiscal Year 2016 and Fiscal Year 2017 posted General Fund deficits. On a significantly positive note, New York State has collected approximately $10 billion in various settlements and assessments from the financial industry over the past three years. Proceeds from those settlements have been used to bolster reserves, foster economic development upstate and provide funds for the replacement of the Tappan Zee Bridge. The adopted $164 billion budget for Fiscal Year 2018 is 4% higher than the adopted Fiscal Year 2017 budget. The Fiscal Year 2018 budget contains no new taxes but does extend the “millionaire’s tax” surcharge for two years. The budget includes a $1.1 billion increase in education spending. New York is a high-income state, with per capita income at 122% of the U.S. average, the fourth-highest among the 50 states. New York is also a heavily indebted state. According to Moody’s, New York ranked fifth in the nation in debt per capita in 2016 (NY: $3,070; median: $1,006), seventh in debt per capita as a percentage of personal income (NY: 5.3%; median: 2.5%) and eighth in debt to gross state domestic product (NY: 4.2%; median: 2.2%). The state’s pensions have traditionally been well funded, though the funding ratios have declined in recent years. As of March 2018, Moody’s rates New York “Aa1” with a stable outlook. Moody’s upgraded New York State from Aa2 to Aa1 on June 16, 2014, citing the state’s sustained improvements in fiscal governance. S&P rates the state “AA+” with a stable outlook. S&P upgraded New York State from AA to AA+ on July 23, 2014, citing the state’s improved budget framework. New York municipal bond supply totaled $47.1 billion for the twelve-month period ended February 28, 2018, a 5.8% increase from the same period a year earlier. This ranked New York second among state issuers behind only California.

What key strategies were used to manage the New York Funds during the twelve-month reporting period ended February 28, 2018?

Municipal bonds benefited from a generally favorable macroeconomic backdrop, despite the uncertainties surrounding the tax reform bill. Credit spreads narrowed, as sentiment improved after the fourth-quarter sell-off and municipal bond fund flows reversed from net negative to net positive. While yields on the short end of the yield curve moved higher with the Fed’s rate hikes, rates on the long end declined slightly amid low inflation, resulting in a flatter yield curve over this reporting period. New York’s municipal bond market slightly trailed the national market.

Portfolio Manager’s Comments (continued)

We also note that New York is among the states with the highest personal income and property taxes, which will be more meaningfully affected by the new limits on SALT deductions (as discussed in the market conditions section of this commentary). While individual taxpayers in New York could see an increased tax burden, we also expect municipal bond demand to remain robust. Instate issues, which offer both state and federal tax advantages, are likely to be especially attractive to taxpayers in high income states. For state and local governments, the ability to raise taxes in the future may be more politically challenging. Bonds backed by tax revenues could face headwinds going forward, and state and local credit profiles could suffer if delays in tax increases hurt pension funding, capital investment or other government spending priorities.

We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Early in the reporting period, we had selective opportunities to buy attractively valued, lower rated credits while credit spreads were wider after the post-election sell-off. As the market recovery progressed, these opportunities dwindled as spreads narrowed and interest rates declined. We shifted our strategy toward buying higher grade, well-structured deals that we believe offer attractive risk-reward profiles in a rising interest rate environment and can be sold to fund future purchases when more attractive long-term opportunities present themselves. We emphasized bonds offering 5% coupons and 10-year calls from a range of revenue and tax-supported sectors. Most of the purchases were funded from the proceeds from called and maturing bonds. We also selectively sold some insured Puerto Rico bonds when the market conditions were favorable to do so.

As of February 28, 2018, all four of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NRK also invested in forward interest rates swaps to help reduce the Fund’s duration. The swap position had a negligible impact on performance, as expected in the falling interest rate environment during this reporting period.

How did the New York Funds perform during the twelve-month reporting period ended February 28, 2018?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year, ten-year and since inception periods ended February 28, 2018. Each Fund’s total returns at net asset value (NAV) are compared with the performance of corresponding market indexes.

For the twelve-month reporting period ended February 28, 2018, the total return at common share NAV for NNY, NAN and NRK exceeded the returns for both the S&P Municipal Bond New York Index and the national S&P Municipal Bond Index, while NYV’s performance trailed that of both indexes.

The factors influencing the Funds’ performance during this reporting period included yield curve and duration positioning, credit rating allocations and sector allocations. The Funds’ longer yield curve and duration positioning was the largest contributor to relative performance. In this reporting period, longer duration bonds outperformed those with shorter durations, and all four Funds held overweight exposures to longer duration credits and underweight exposures to shorter duration credits.

The Funds’ credit ratings allocations were also advantageous to relative performance. The Funds have continued to emphasize lower rated bonds over high grade bonds, which was favorable to performance as narrowing credit spreads helped lower credit quality bonds (A rated and lower) performed better than higher quality (AAA and AA rated) bonds in this reporting period. The Funds’ overweight allocations to BBB rated, sub-investment grade and non-rated bonds were especially beneficial to relative performance, as were the underweight allocations to AAA and AA rated bonds.

Sector allocations detracted slightly from the Funds’ relative performance. Exposures to lower credit quality sectors, including tobacco and health care, outperformed the broad market, while higher quality sectors, such as pre-refunded and tax-supported, underperformed.

In addition, the use of regulatory leverage was a factor affecting the performance of NAN and NRK. NNY and NYV do not use regulatory leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.

An Update Involving Puerto Rico

As noted in the Funds’ previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds’ holdings and performance: Puerto Rico’s ongoing debt restructuring is one such case. Puerto Rico began warning investors in 2014 the island’s debt burden might prove to be unsustainable and the Commonwealth pursued various strategies to deal with this burden.

In June 2016, the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) was signed into law. The legislation established an independent Financial Oversight and Management Board (FOMB) charged with restructuring Puerto Rico’s financial operations and encouraging economic development. In May 2017, the oversight board initiated a bankruptcy-like process for the general government, general obligation debt, the Puerto Rico Sales Tax Financing Corporation (COFINA), the Highways and Transportation Authority (HTA), and the Employee Retirement System. Officials have indicated more public corporations could follow.

In mid-September 2017, Puerto Rico was severely impacted by two hurricanes within the span of just two weeks causing massive damage across the island. The disruption in the local economy caused by the hurricanes and anticipated incoming federal aid created the need for revised fiscal plans for all Puerto Rican entities. These revised plans have not yet been approved by the Oversight Board. Importantly, federal resources dedicated to rebuilding and recovery efforts will not be available for bondholders in the revised fiscal plans. As of April 2018 (subsequent to the close of this reporting period), Puerto Rico has defaulted on many of its debt obligations, including General Obligation bonds.

In terms of Puerto Rico holdings, shareholders should note that, as of the end of this reporting period, NYV had no exposure to Puerto Rico debt, NAN held 1.3%, NNY held 2.8% and NRK had an allocation of 3.8%, with all of the Funds’ Puerto Rico holdings in insured bonds. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently in default and rated Caa3/D/D by Moody’s, S&P and Fitch, respectively, with negative outlooks.

A Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. Thus, the current net asset value of a Fund’s shares might be impacted, higher or lower, if the Fund were to use a different pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Fund’s then-current municipal bond pricing service was acquired by the parent company of another pricing service, and the combination of the valuation methodologies used by the two organizations took place on October 16, 2017. The change of valuation methodologies due to that combination had little or no impact on the net asset value of each Fund’s shares.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. NNY and NYV do not use regulatory leverage. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage from inverse floating rate securities had a positive impact on performance for NNY, NAN and NRK over this reporting period. Regulatory leverage had a positive impact on the performance of NAN and NRK over this reporting period.

As of February 28, 2018, the Funds’ percentages of leverage are as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Effective Leverage*	1.22%	0.00%	36.94%	38.14%
Regulatory Leverage*	0.00%	0.00%	34.13%	37.73%

*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of February 28, 2018, the following Funds have issued and outstanding preferred shares as shown in the accompanying table. As mentioned previously, NNY and NYV do not use regulatory leverage.

	Variable Rate Preferred*	Variable Rate Remarketed Preferred**
	Shares Issued at Liquidation Preference	Shares Issued at Liquidation Preference	Total
NAN	$147,000,000	$89,000,000	$236,000,000
NRK	$—	$743,800,000	$743,800,000

*	Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares iMTP, VMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 4 - Fund Shares, Preferred Shares for further details.

**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in special rate mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 4 - Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on preferred shares and each Funds’ respective transactions.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of February 28, 2018. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NNY	NYV	NAN	NRK
March 2017	$0.0315	$0.0500	$0.0595	$0.0535
April	0.0315	0.0500	0.0595	0.0535
May	0.0315	0.0500	0.0595	0.0535
June	0.0315	0.0500	0.0595	0.0535
July	0.0315	0.0500	0.0595	0.0535
August	0.0315	0.0500	0.0595	0.0535
September	0.0315	0.0460	0.0580	0.0510
October	0.0315	0.0460	0.0580	0.0510
November	0.0315	0.0460	0.0580	0.0510
December	0.0300	0.0425	0.0535	0.0475
January	0.0300	0.0425	0.0535	0.0475
February 2018	0.0300	0.0425	0.0535	0.0475
Total Monthly Per Share Distributions	0.3735	0.5655	0.6915	0.6165
Ordinary Income Distribution*	0.0034	0.0272	0.0055	—
Total Distributions from Net Investment Income	0.3769	0.5927	0.6970	0.6165
Total Distributions from Long-Term Capital Gains*	—	0.1060	—	—
Total Distributions	$0.3769	$0.6987	$0.6970	$0.6165

Yields
Market Yield**	3.89%	3.70%	4.93%	4.63%
Taxable-Equivalent Yield**	5.61%	5.33%	7.10%	6.67%

*	Distribution paid in November 2017.

**	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.6%.When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of February 28, 2018, NRK had zero UNII balances while NNY, NYV and NAN had positive UNII balances for tax purposes. NNY and NYV had positive UNII balances while NAN and NRK had a negative UNII balance for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

COMMON SHARE REPURCHASES

During August 2017, the Funds’ Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of February 28, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Common shares cumulatively repurchased and retired	—	—	2,500	6,800
Common shares authorized for repurchase	1,520,000	235,000	3,115,000	8,760,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of February 28, 2018, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Common share NAV	$9.81	$15.10	$14.63	$14.01
Common share price	$9.26	$13.78	$13.02	$12.31
Premium/(Discount) to NAV	(5.61)%	(8.74)%	(11.00)%	(12.13)%
12-month average premium/(discount) to NAV	(0.68)%	(5.92)%	(7.62)%	(9.69)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen New York Municipal Value Fund, Inc. (NNY)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NNY.

Nuveen New York Municipal Value Fund 2 (NYV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NYV.

Nuveen New York Quality Municipal Income Fund (NAN)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NAN.

Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NRK.

NNY	Nuveen New York Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of
February 28, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2018

	Average Annual
	1-Year	5-Year	10-Year
NNY at Common Share NAV	3.01%	2.80%	4.66%
NNY at Common Share Price	(0.80)%	2.01%	4.35%
S&P Municipal Bond New York Index	2.29%	2.61%	4.58%
S&P Municipal Bond Index	2.32%	2.59%	4.68%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	100.3%
Other Assets Less Liabilities	0.9%
Net Assets Plus Floating Rate Obligations	101.2%
Floating Rate Obligations	(1.2)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Transportation	22.2%
Tax Obligation/Limited	16.4%
Education and Civic Organizations	16.2%
U.S. Guaranteed	12.8%
Water and Sewer	8.6%
Utilities	8.3%
Consumer Staples	6.3%
Other	9.2%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	12.8%
AAA	17.7%
AA	31.0%
A	12.2%
BBB	13.6%
BB or Lower	9.3%
N/R (not rated)	3.4%
Total	100%

NYV	Nuveen New York Municipal Value Fund 2
Performance Overview and Holding Summaries as of
February 28, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2018

	Average Annual
	1-Year	5-Year	Since Inception
NYV at Common Share NAV	2.17%	2.52%	5.08%
NYV at Common Share Price	(2.83)%	1.18%	3.70%
S&P Municipal Bond New York Index	2.29%	2.61%	4.46%
S&P Municipal Bond Index	2.32%	2.59%	4.67%

Since inception returns are from 4/28/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.3%
Other Assets Less Liabilities	0.7%
Net Assets	100%

Portfolio Composition
(% of total investments)
U.S. Guaranteed	19.4%
Transportation	17.9%
Education and Civic Organizations	14.6%
Tax Obligation/Limited	12.9%
Water and Sewer	9.3%
Tax Obligation/General	6.4%
Utilities	5.9%
Consumer Staples	5.6%
Other	8.0%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	15.9%
AAA	16.5%
AA	39.7%
A	10.5%
BBB	4.6%
BB or Lower	8.6%
N/R (not rated)	4.2%
Total	100%

NAN	Nuveen New York Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
February 28, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2018

	Average Annual
	1-Year	5-Year	10-Year
NAN at Common Share NAV	3.19%	3.23%	6.02%
NAN at Common Share Price	(0.44)%	1.99%	5.81%
S&P Municipal Bond New York Index	2.29%	2.61%	4.58%
S&P Municipal Bond Index	2.32%	2.59%	4.68%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	152.5%
Other Assets Less Liabilities	1.0%
Net Assets Plus Floating Rate Obligations, VMTP Shares, net of deferred offering costs & VRDP Shares, net of deferred offering costs	153.5%
Floating Rate Obligations	(1.9)%
VMTP Shares, net of deferred offering costs	(32.3)%
VRDP Shares, net of deferred offering costs	(19.3)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	17.2%
Transportation	17.1%
Tax Obligation/Limited	15.9%
U.S. Guaranteed	11.1%
Tax Obligation/General	8.8%
Utilities	7.1%
Water and Sewer	6.9%
Consumer Staples	5.8%
Other	10.1%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.7%
AAA	16.1%
AA	38.1%
A	10.4%
BBB	8.5%
BB or Lower	10.6%
N/R (not rated)	5.6%
Total	100%

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Performance Overview and Holding Summaries as of
February 28, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2018

	Average Annual
	1-Year	5-Year	10-Year
NRK at Common Share NAV	2.90%	3.30%	5.32%
NRK at Common Share Price	(0.18)%	1.55%	4.95%
S&P Municipal Bond New York Index	2.29%	2.61%	4.58%
S&P Municipal Bond Index	2.32%	2.59%	4.68%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	159.9%
Other Assets Less Liabilities	1.5%
Net Assets Plus Floating Rate Obligations, MFP Shares, net of deferred offering costs & VRDP Shares, net of deferred offering costs	161.4%
Floating Rate Obligations	(1.0)%
MFP Shares, net of deferred offering costs	(6.5)%
VRDP Shares, net of deferred offering costs	(53.9)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	26.6%
Education and Civic Organizations	18.0%
Transportation	10.8%
U.S. Guaranteed	10.3%
Water and Sewer	8.7%
Utilities	7.1%
Tax Obligation/General	6.7%
Consumer Staples	6.5%
Other	5.3%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.4%
AAA	24.0%
AA	34.4%
A	10.6%
BBB	9.5%
BB or Lower	5.9%
N/R (not rated)	5.2%
Total	100%

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of
Nuveen New York Municipal Value Fund, Inc.
Nuveen New York Municipal Value Fund 2
Nuveen New York Quality Municipal Income Fund
Nuveen New York AMT-Free Quality Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund 2, Nuveen New York Quality Municipal Income Fund, and Nuveen New York AMT-Free Quality Municipal Income Fund (the “Funds”) as of February 28, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, the five-month period from October 1, 2016 through February 28, 2017, and the year ended September 30, 2016, the statements of cash flows (where applicable) for the year then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for the year then ended, the five-month period from October 1, 2016 through February 28, 2017, and each of the years in the three-year period ended September 30, 2016. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2018, the results of their operations and their cash flows for the year then ended, the changes in their net assets for the year then ended, the five-month period from October 1, 2016 through February 28, 2017, and the year ended September 30, 2016, and the financial highlights for the year then ended, the five-month period from October 1, 2016 through February 28, 2017, and each of the years in the three-year period ended September 30, 2016, in conformity with U.S. generally accepted accounting principles. The financial highlights for the year September 30, 2013 were audited by other independent registered public accountants whose report dated November 26, 2013 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2018, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of certain Nuveen investment companies since 2014.

Chicago, Illinois
April 25, 2018

NNY	Nuveen New York Municipal Value Fund, Inc.
Portfolio of Investments
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 100.3% (100.0% of Total Investments)
	Consumer Staples – 6.4% (6.3% of Total Investments)
$1,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38	5/18 at 100.00	BB+	$1,000,090
500	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	4/18 at 100.00	B–	500,085
2,875	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	4/18 at 100.00	B–	2,834,261
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1:
940	5.625%, 6/01/35	No Opt. Call	BBB	1,032,637
3,060	5.750%, 6/01/43	No Opt. Call	BBB	3,361,073
230	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	227,822
500	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B, 5.000%, 6/01/25	No Opt. Call	B+	549,285
9,105	Total Consumer Staples			9,505,253
	Education and Civic Organizations – 16.3% (16.2% of Total Investments)
415	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	5/18 at 100.00	B	358,460
750	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B+	786,503
1,250	Build New York City Resource Corporation, New York, Revenue Bonds, City University of New York New York – Queens College, Q Student Residences, LLC Project, Refunding Series 2014A, 5.000%, 6/01/43	6/24 at 100.00	Aa2	1,395,175
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School for International Cultures and the Arts Project, Series 2013A:
215	5.000%, 4/15/33	4/23 at 100.00	BB+	221,740
310	5.000%, 4/15/43	4/23 at 100.00	BB+	317,570
415	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	453,877
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	Baa2	1,167,560
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2015A:
235	5.000%, 7/01/31	7/25 at 100.00	Aa3	267,869
265	5.000%, 7/01/33	7/25 at 100.00	Aa3	299,076
	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A:
1,330	5.000%, 7/01/40	7/25 at 100.00	A–	1,459,755
2,180	5.000%, 7/01/45	7/25 at 100.00	A–	2,380,865
1,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A–	2,164,381
760	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	Aa2	866,301
2,385	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A, 5.000%, 7/01/39	7/26 at 100.00	Aa2	2,715,346
280	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Ba1	288,084

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$680	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36	12/26 at 100.00	BB–	$681,809
580	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)	1/34 at 100.00	N/R	474,730
300	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	A–	328,923
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011:
1,000	6.000%, 6/01/30	6/21 at 100.00	A–	1,118,090
1,000	6.000%, 6/01/34	6/21 at 100.00	A–	1,118,090
	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
25	5.000%, 7/01/40	7/25 at 100.00	BBB	26,986
25	5.000%, 7/01/45	7/25 at 100.00	BBB	26,853
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,500	5.000%, 1/01/39 – AMBAC Insured	5/18 at 100.00	BBB	1,511,730
1,175	4.750%, 1/01/42 – AMBAC Insured	5/18 at 100.00	BBB	1,175,717
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
1,610	4.500%, 3/01/39 – FGIC Insured	5/18 at 100.00	Baa1	1,611,352
800	4.750%, 3/01/46 – NPFG Insured	5/18 at 100.00	Baa1	801,216
300	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A3	316,710
22,740	Total Education and Civic Organizations			24,334,768
	Financials – 0.8% (0.8% of Total Investments)
1,000	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	1,270,200
	Health Care – 1.0% (1.0% of Total Investments)
350	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.000%, 7/01/26	7/20 at 100.00	A	370,374
290	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	5/18 at 100.00	BB	293,268
250	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28	7/21 at 100.00	A–	271,130
480	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	7/18 at 100.00	BB–	480,312
150	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001B, 7.125%, 7/01/31	5/18 at 100.00	BB–	150,098
1,520	Total Health Care			1,565,182
	Housing/Multifamily – 1.7% (1.7% of Total Investments)
175	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21	4/18 at 100.00	AA	175,611
1,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009C-1, 5.500%, 11/01/34	5/19 at 100.00	AA+	1,030,430
1,250	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009M, 5.150%, 11/01/45	5/19 at 100.00	AA+	1,269,538
2,425	Total Housing/Multifamily			2,475,579

NNY	Nuveen New York Municipal Value Fund, Inc.
Portfolio of Investments (continued)
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials – 2.0% (2.0% of Total Investments)
$425	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	N/R	$456,994
2,350	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	2,486,841
2,775	Total Industrials			2,943,835
	Long-Term Care – 0.6% (0.6% of Total Investments)
270	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	5/18 at 100.00	A3	270,305
170	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.500%, 7/01/18	5/18 at 100.50	N/R	169,818
235	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.800%, 7/01/23	7/18 at 100.00	N/R	178,915
225	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23	7/18 at 100.00	N/R	221,744
900	Total Long-Term Care			840,782
	Tax Obligation/General – 3.1% (3.1% of Total Investments)
1,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	1,139,960
3,090	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	3,488,641
4,090	Total Tax Obligation/General			4,628,601
	Tax Obligation/Limited – 16.5% (16.4% of Total Investments)
	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1993A:
220	5.750%, 7/01/18	No Opt. Call	AA	223,318
1,400	6.000%, 7/01/20	No Opt. Call	AA	1,507,226
2,290	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/37	2/22 at 100.00	AAA	2,507,779
	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B Group A,B&C:
1,000	5.000%, 3/15/32	9/25 at 100.00	AAA	1,152,930
640	5.000%, 3/15/35	9/25 at 100.00	AAA	732,250
2,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/28	11/25 at 100.00	A	2,762,875
1,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S5, 5.250%, 1/15/39	1/19 at 100.00	AA	1,546,530
3,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/40	7/25 at 100.00	AA	3,398,190
1,680	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	1,879,634
1,225	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	1,380,159
2,450	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (5)	No Opt. Call	AA	2,649,455
600	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.875%, 1/01/21	No Opt. Call	AA	651,912
20,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/43 – NPFG Insured	No Opt. Call	Baa2	4,200,600
38,505	Total Tax Obligation/Limited			24,592,858

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation – 22.2% (22.2% of Total Investments)
$2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2015D-1, 5.000%, 11/15/30	11/25 at 100.00	AA–	$2,871,150
815	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012E, 5.000%, 11/15/42	11/22 at 100.00	AA–	899,132
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.250%, 11/15/38	5/24 at 100.00	AA–	2,293,080
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C-1, 5.000%, 11/15/34	11/26 at 100.00	AA–	5,711,350
1,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.875%, 10/01/46 (6)	10/37 at 100.00	N/R	465,000
660	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	719,202
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
765	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	819,414
2,020	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	2,140,675
2,630	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	2,856,811
5,900	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Ninth Series 2015, 5.000%, 5/01/40	5/25 at 100.00	AA–	6,651,304
1,575	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	1,777,325
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
225	6.500%, 12/01/28	5/18 at 100.00	Baa1	236,430
1,160	6.000%, 12/01/36	12/20 at 100.00	Baa1	1,274,886
2,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2016A, 5.000%, 11/15/41	5/26 at 100.00	AA–	2,259,360
1,165	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2016A, 5.000%, 11/15/46	5/28 at 100.00	AA–	1,337,502
780	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	A+	858,827
30,695	Total Transportation			33,171,448
	U.S. Guaranteed – 12.8% (12.8% of Total Investments) (7)
1,350	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+	1,465,128
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
875	6.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	907,156
565	6.125%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	584,413
1,155	6.250%, 12/01/37 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	1,195,760
525	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	A–	568,906
2,100	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A–	2,308,971
880	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R	929,069

NNY	Nuveen New York Municipal Value Fund, Inc.
Portfolio of Investments (continued)
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38 (Pre-refunded 5/01/21)	5/21 at 100.00	A–	$440,224
1,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34 (Pre-refunded 11/15/19)	11/19 at 100.00	AA	1,587,900
2,685	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012E, 5.000%, 11/15/42 (Pre-refunded 11/15/22)	11/22 at 100.00	A1	3,061,598
1,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/31 (Pre-refunded 11/15/23)	11/23 at 100.00	AA–	1,276,341
3,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2011B, 5.000%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	AA–	3,321,240
45	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	49,664
1,345	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series 2011, 5.375%, 7/01/41 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	A2	1,483,360
17,525	Total U.S. Guaranteed			19,179,730
	Utilities – 8.3% (8.3% of Total Investments)
1,000	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	1,040,730
90	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	94,302
135	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	150,242
475	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	A–	537,068
1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/37	9/22 at 100.00	A–	1,381,025
2,490	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42 (Alternative Minimum Tax)	5/18 at 100.00	BB+	2,491,619
350	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	7/18 at 100.00	N/R	350,144
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
4,440	5.000%, 12/15/34	12/23 at 100.00	AAA	5,067,772
1,100	5.000%, 12/15/41	12/23 at 100.00	AAA	1,246,619
11,330	Total Utilities			12,359,521
	Water and Sewer – 8.6% (8.6% of Total Investments)
300	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 7/01/29	7/25 at 100.00	A	343,455
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated SRF Series 2015A:
2,100	5.000%, 6/15/36	6/25 at 100.00	AAA	2,423,442
2,500	5.000%, 6/15/40	6/25 at 100.00	AAA	2,894,025

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects- Second Resolution Bonds, Subordinated SRF Series 2017A, 5.000%, 6/15/46	6/27 at 100.00	AAA	$1,148,770
4,300	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects- Second Resolution Bonds, Subordinated SRF Series 2017E, 5.000%, 6/15/42	6/27 at 100.00	AAA	4,954,675
1,000	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Series 2012B, 5.000%, 2/15/42	2/22 at 100.00	AAA	1,096,290
11,200	Total Water and Sewer			12,860,657
$153,810	Total Long-Term Investments (cost $144,070,606)			149,728,414
	Floating Rate Obligations – (1.2)%			(1,840,000)
	Other Assets Less Liabilities – 0.9%			1,424,136
	Net Assets Applicable to Common Shares – 100%			$149,312,550

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NYV	Nuveen New York Municipal Value Fund 2
Portfolio of Investments
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 99.3% (100.0% of Total Investments)
	Consumer Staples – 5.6% (5.6% of Total Investments)
$1,180	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	A–	$1,329,069
100	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38	5/18 at 100.00	BB+	100,009
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1:
120	5.625%, 6/01/35	No Opt. Call	BBB	131,826
380	5.750%, 6/01/43	No Opt. Call	BBB	417,388
1,780	Total Consumer Staples			1,978,292
	Education and Civic Organizations – 14.5% (14.6% of Total Investments)
1,200	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	5/18 at 100.00	B	1,036,512
145	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 6.000%, 12/01/19	No Opt. Call	B+	148,432
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School for International Cultures and the Arts Project, Series 2013A:
50	5.000%, 4/15/33	4/23 at 100.00	BB+	51,568
75	5.000%, 4/15/43	4/23 at 100.00	BB+	76,832
100	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	109,368
200	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	Aa2	227,974
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	1,070,080
165	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36	12/26 at 100.00	BB–	165,439
145	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)	1/34 at 100.00	N/R	118,683
100	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/38	9/23 at 100.00	A–	110,280
4,895	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 0.000%, 3/01/40 – AGC Insured	No Opt. Call	AA	2,030,691
8,075	Total Education and Civic Organizations			5,145,859
	Financials – 1.1% (1.1% of Total Investments)
300	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	381,060
	Health Care – 0.6% (0.6% of Total Investments)
50	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.000%, 7/01/26	7/20 at 100.00	A	52,911
155	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001B, 7.125%, 7/01/31	5/18 at 100.00	BB–	155,101
205	Total Health Care			208,012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 4.2% (4.2% of Total Investments)
$1,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009A, 5.250%, 11/01/41	5/19 at 100.00	Aa2	$1,033,890
450	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	456,665
1,450	Total Housing/Multifamily			1,490,555
	Industrials – 2.0% (2.1% of Total Investments)
105	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	N/R	112,904
580	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	613,773
685	Total Industrials			726,677
	Tax Obligation/General – 6.4% (6.4% of Total Investments)
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C, 5.000%, 4/01/35	4/26 at 100.00	A+	1,127,250
1,000	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	1,129,010
2,000	Total Tax Obligation/General			2,256,260
	Tax Obligation/Limited – 12.8% (12.9% of Total Investments)
1,800	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B, Group A,B&C, 5.000%, 3/15/35	9/25 at 100.00	AAA	2,059,449
540	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A, 5.000%, 2/15/45	2/27 at 100.00	Aa3	609,309
1,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S5, 5.250%, 1/15/39	1/19 at 100.00	AA	1,546,530
300	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	337,998
4,140	Total Tax Obligation/Limited			4,553,286
	Transportation – 17.7% (17.9% of Total Investments)
1,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	1,101,210
2,000	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.750%, 10/01/37 (5)	5/18 at 102.00	N/R	620,000
155	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	168,904
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
220	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	235,649
420	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	445,091
645	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	700,625
1,050	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth Series 2017, 5.000%, 11/15/47	11/27 at 100.00	AA–	1,201,820

NYV	Nuveen New York Municipal Value Fund 2
Portfolio of Investments (continued)
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
$180	6.500%, 12/01/28	5/18 at 100.00	Baa1	$189,144
140	6.000%, 12/01/36	12/20 at 100.00	Baa1	153,866
525	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47	5/27 at 100.00	AA–	596,652
765	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2016A, 5.000%, 11/15/46	5/28 at 100.00	AA–	878,274
7,100	Total Transportation			6,291,235
	U.S. Guaranteed – 19.3% (19.4% of Total Investments) (6)
290	Albany Capital Resource Corporation, New York, St. Peter’s Hospital Project, Series 2011, 6.000%, 11/15/25 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R	322,309
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
235	6.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	243,636
140	6.125%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	144,810
245	6.250%, 12/01/37 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	253,646
1,500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2009A, 5.500%, 5/01/37 (Pre-refunded 5/01/19)	5/19 at 100.00	A	1,567,875
1,200	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Education Series 2009A, 5.000%, 3/15/38 (Pre-refunded 3/15/19)	3/19 at 100.00	AAA	1,244,652
1,200	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34 (Pre-refunded 12/01/19)	12/19 at 100.00	BBB+	1,287,816
1,325	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2008A, 5.000%, 11/15/33 (Pre-refunded 5/15/18)	5/18 at 100.00	AA–	1,335,189
400	Yonkers, New York, General Obligation Bonds, Refunding Series 2011A, 5.000%, 10/01/24 (Pre-refunded 10/01/21) – AGM Insured	10/21 at 100.00	AA	444,924
6,535	Total U.S. Guaranteed			6,844,857
	Utilities – 5.9% (5.9% of Total Investments)
25	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	26,195
285	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	317,177
105	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	A–	118,720
605	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42 (Alternative Minimum Tax)	5/18 at 100.00	BB+	605,393
905	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	1,025,627
1,925	Total Utilities			2,093,112

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer – 9.2% (9.3% of Total Investments)
$900	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	$983,835
1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series AA, 5.000%, 6/15/38	6/27 at 100.00	AA+	1,149,640
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects- Second Resolution Bonds, Subordinated SRF Series 2017A, 5.000%, 6/15/42	6/27 at 100.00	AAA	1,152,250
2,900	Total Water and Sewer			3,285,725
$37,095	Total Long-Term Investments (cost $33,504,726)			35,254,930
	Other Assets Less Liabilities – 0.7%			233,581
	Net Assets Applicable to Common Shares – 100%			$35,488,511

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

See accompanying notes to financial statements.

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 152.5% (100.0% of Total Investments)
	MUNICIPAL BONDS – 152.5% (100.0% of Total Investments)
	Consumer Staples – 8.9% (5.8% of Total Investments)
	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A:
$12,500	5.000%, 6/01/38	5/18 at 100.00	BB+	$12,501,124
3,210	5.000%, 6/01/45	5/18 at 100.00	B+	3,085,131
1,350	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	5/18 at 100.00	B–	1,350,230
12,415	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	5/18 at 100.00	B–	12,239,078
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1:
355	5.625%, 6/01/35	No Opt. Call	BBB	389,985
1,145	5.750%, 6/01/43	No Opt. Call	BBB	1,257,657
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
2,620	5.000%, 6/01/45	6/27 at 100.00	B+	2,615,913
7,155	5.000%, 6/01/48	6/27 at 100.00	N/R	7,087,242
40,750	Total Consumer Staples			40,526,360
	Education and Civic Organizations – 26.3 (17.2% of Total Investments)
1,855	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	5/18 at 100.00	B	1,602,275
3,265	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B+	3,423,908
	Build New York City Resource Corporation, New York, Revenue Bonds, City University of New York – Queens College, Q Student Residences, LLC Project, Refunding Series 2014A:
1,025	5.000%, 6/01/32	6/24 at 100.00	Aa2	1,161,540
2,070	5.000%, 6/01/43	6/24 at 100.00	Aa2	2,310,410
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
1,405	5.250%, 11/01/34	11/24 at 100.00	BB	1,469,110
1,300	5.000%, 11/01/39	11/24 at 100.00	BB	1,318,291
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School for International Cultures and the Arts Project, Series 2013A:
950	5.000%, 4/15/33	4/23 at 100.00	BB+	979,783
1,380	5.000%, 4/15/43	4/23 at 100.00	BB+	1,413,700
1,760	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	1,924,877
2,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/29 – FGIC Insured	No Opt. Call	Baa2	2,302,700
3,915	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27	7/23 at 100.00	Aa3	4,461,299
3,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	Aa2	3,838,800
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2015A:
1,120	5.000%, 7/01/31	7/25 at 100.00	Aa3	1,276,654
1,245	5.000%, 7/01/33	7/25 at 100.00	Aa3	1,405,095

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$4,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	Aa3	$4,552,440
5,090	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	A–	5,586,580
2,100	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.250%, 7/01/29	7/19 at 100.00	Baa2	2,174,760
1,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A–	2,164,381
2,120	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa2	2,308,871
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A:
1,000	5.000%, 7/01/34	7/25 at 100.00	Aa2	1,143,420
2,300	5.000%, 7/01/35	7/25 at 100.00	Aa2	2,621,701
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A:
5,100	5.000%, 7/01/33	7/26 at 100.00	Aa2	5,899,629
3,765	5.000%, 7/01/36	7/26 at 100.00	Aa2	4,310,285
1,055	5.000%, 7/01/39	7/26 at 100.00	Aa2	1,201,128
8,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	8,560,640
1,600	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Ba1	1,646,192
3,140	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36	12/26 at 100.00	BB–	3,148,352
2,705	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)	1/34 at 100.00	N/R	2,214,043
250	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2009B, 5.250%, 2/01/39	2/19 at 100.00	A–	257,548
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013:
1,005	5.000%, 9/01/38	9/23 at 100.00	A–	1,108,314
265	5.000%, 9/01/43	9/23 at 100.00	A–	290,549
5,000	Madison County Capital Resource Corporation, New York, Revenue Bonds, Colgate University Project, Refunding Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	AA	5,594,100
1,260	Madison County Capital Resource Corporation, New York, Revenue Bonds, Colgate University Project, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,347,406
890	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011, 6.000%, 6/01/30	6/21 at 100.00	A–	995,100
	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
2,945	5.000%, 7/01/40	7/25 at 100.00	BBB	3,178,892
85	5.000%, 7/01/45	7/25 at 100.00	BBB	91,299
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,000	5.000%, 1/01/31 – AMBAC Insured	5/18 at 100.00	BBB	1,002,630
235	5.000%, 1/01/36 – AMBAC Insured	5/18 at 100.00	BBB	236,873
3,515	5.000%, 1/01/39 – AMBAC Insured	5/18 at 100.00	BBB	3,542,487
5,050	4.750%, 1/01/42 – AMBAC Insured	5/18 at 100.00	BBB	5,053,081
400	5.000%, 1/01/46 – AMBAC Insured	5/18 at 100.00	BBB	402,680

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
$7,555	4.500%, 3/01/39 – FGIC Insured	5/18 at 100.00	Baa1	$7,561,346
2,750	4.750%, 3/01/46 – NPFG Insured	5/18 at 100.00	Baa1	2,754,180
1,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	AA	1,076,970
1,500	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation Society, Series 2013A, 5.000%, 8/01/33	8/23 at 100.00	AA–	1,683,900
1,515	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2015, 5.000%, 7/01/40	7/25 at 100.00	Baa2	1,616,308
	Saint Lawrence County Industrial Development Agency Civic Development Corporation, New York, Revenue Bonds, Clarkson University Project, Series 2012A:
1,050	5.250%, 9/01/33	3/22 at 100.00	A3	1,157,510
1,750	5.000%, 9/01/41	3/22 at 100.00	A3	1,898,085
2,260	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A3	2,385,882
112,000	Total Education and Civic Organizations			119,656,004
	Financials – 3.2% (2.1% of Total Investments)
4,725	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	5,817,751
6,885	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	8,745,327
11,610	Total Financials			14,563,078
	Health Care – 3.8% (2.5% of Total Investments)
	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010:
350	5.000%, 7/01/26	7/20 at 100.00	A	370,374
350	5.200%, 7/01/32	7/20 at 100.00	A	369,719
3,700	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2015A, 5.000%, 5/01/43	5/25 at 100.00	A	4,081,507
500	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems Inc., Series 2010A, 5.750%, 7/01/30	7/20 at 100.00	A–	547,270
4,120	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B, 5.000%, 7/01/32	7/26 at 100.00	A–	4,674,470
710	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	5/18 at 100.00	BB	718,002
715	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	AA	797,168
2,730	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28	7/21 at 100.00	A–	2,960,740
2,175	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	7/18 at 100.00	BB–	2,176,414
625	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001B, 7.125%, 7/01/31	5/18 at 100.00	BB–	625,406
15,975	Total Health Care			17,321,070

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 2.5% (1.6% of Total Investments)
$4,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009J, 4.800%, 5/01/36	5/19 at 100.00	AA+	$4,067,800
705	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA+	742,943
2,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%, 11/01/37 (Alternative Minimum Tax)	5/18 at 100.00	Aa2	2,002,200
600	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	608,886
2,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2010A, 5.000%, 11/01/42	5/20 at 100.00	Aa2	2,052,240
1,385	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	5/18 at 100.00	Aa2	1,386,357
365	New York State Housing Finance Agency, Secured Mortgage Program Multifamily Housing Revenue Bonds, Series 1999I, 6.200%, 2/15/20 (Alternative Minimum Tax)	8/18 at 100.00	Aa1	366,051
11,055	Total Housing/Multifamily			11,226,477
	Housing/Single Family – 0.1% (0.1% of Total Investments)
645	Guam Housing Corporation, Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1998A, 5.750%, 9/01/31 (Alternative Minimum Tax)	No Opt. Call	N/R	663,976
	Industrials – 4.4% (2.9% of Total Investments)
1,935	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	N/R	2,080,667
17,145	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	18,143,348
19,080	Total Industrials			20,224,015
	Long-Term Care – 1.4% (0.9% of Total Investments)
1,275	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	5/18 at 100.00	A3	1,276,441
3,130	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.500%, 8/01/33	8/18 at 100.00	N/R	3,136,104
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
295	5.500%, 7/01/18	5/18 at 100.00	N/R	294,684
1,155	5.800%, 7/01/23	5/18 at 100.00	N/R	1,137,952
	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1:
80	5.500%, 7/01/18	5/18 at 100.00	N/R	77,306
340	5.800%, 7/01/23	7/18 at 100.00	N/R	258,856
170	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23	7/18 at 100.00	N/R	167,540
6,445	Total Long-Term Care			6,348,883
	Tax Obligation/General – 13.4% (8.8% of Total Investments)
	Nassau County, New York, General Obligation Bonds, General Improvement Series, Refunding 2016A:
3,630	5.000%, 1/01/28	1/26 at 100.00	A+	4,157,693
500	5.000%, 1/01/38	1/26 at 100.00	A+	558,945
	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C:
1,395	5.000%, 4/01/35	4/26 at 100.00	A+	1,572,514
2,000	5.000%, 4/01/43	4/26 at 100.00	A+	2,230,380

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$400	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	$418,816
1,000	New York City, New York, General Obligation Bonds, Fiscal 2012 Series B, 5.000%, 8/01/30	8/22 at 100.00	AA	1,114,020
980	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I, 5.000%, 8/01/32	8/22 at 100.00	AA	1,086,526
5,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	5,699,800
8,365	New York City, New York, General Obligation Bonds, Fiscal 2015 Series B, 5.000%, 8/01/30	8/24 at 100.00	AA	9,591,644
410	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	462,894
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1:
6,050	5.250%, 10/01/30	10/27 at 100.00	AA	7,276,577
4,145	5.250%, 10/01/31	10/27 at 100.00	AA	4,966,125
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1:
7,000	5.000%, 3/01/38 (WI/DD, Settling 3/13/18)	3/28 at 100.00	AA	8,054,970
1,000	5.000%, 3/01/39 (WI/DD, Settling 3/13/18)	3/28 at 100.00	AA	1,149,800
3,775	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/28	4/22 at 100.00	AA	4,177,528
	New York City, New York, General Obligation Bonds, Tender Option Bond Trust 2016-XG0082:
3,125	15.165%, 3/01/31, 144A (IF) (5)	3/23 at 100.00	AA	4,621,875
1,525	15.165%, 3/01/31, 144A (IF) (5)	3/23 at 100.00	AA	2,255,475
	Rochester, New York, General Obligation Bonds, Series 1999:
720	5.250%, 10/01/18 – NPFG Insured	No Opt. Call	AA–	736,092
720	5.250%, 10/01/19 – NPFG Insured	No Opt. Call	AA–	761,544
51,740	Total Tax Obligation/General			60,893,218
	Tax Obligation/Limited – 24.1% (15.9% of Total Investments)
980	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/41	3/21 at 100.00	AAA	1,064,672
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/33	2/22 at 100.00	AAA	1,100,260
5,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2013A, 5.000%, 2/15/43	2/23 at 100.00	AAA	5,498,050
2,080	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014C, Group C, 5.000%, 3/15/44	3/24 at 100.00	AAA	2,339,875
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B. Group A,B&C, 5.000%, 3/15/35	9/25 at 100.00	AAA	1,144,140
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
3,225	5.000%, 11/15/28	11/25 at 100.00	A	3,564,109
2,355	5.000%, 11/15/34	11/25 at 100.00	A	2,560,874
3,750	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A, 5.000%, 2/15/45	2/27 at 100.00	Aa3	4,231,313
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
2,550	5.750%, 2/15/47	2/21 at 100.00	AA–	2,792,072
1,910	5.250%, 2/15/47	2/21 at 100.00	AA–	2,052,944
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding Series 2012A:
1,815	5.000%, 11/15/27	11/22 at 100.00	AA	2,051,204
2,250	5.000%, 11/15/29	11/22 at 100.00	AA	2,536,358
2,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.750%, 7/01/18	No Opt. Call	AA	2,029,080

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,870	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2013S-1, 5.000%, 7/15/31	7/22 at 100.00	AA	$2,084,470
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series E-1:
3,775	5.000%, 2/01/37	2/22 at 100.00	AAA	4,145,441
3,950	5.000%, 2/01/42	2/22 at 100.00	AAA	4,326,751
3,090	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29	2/23 at 100.00	AAA	3,470,904
7,860	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	8,794,004
4,170	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	4,698,172
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series B-1:
4,960	5.000%, 8/01/34	8/26 at 100.00	AAA	5,672,851
5,000	5.000%, 8/01/36	8/26 at 100.00	AAA	5,690,750
2,825	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35	11/20 at 100.00	AAA	3,111,144
2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Series 2011-D1, 5.000%, 2/01/35	2/21 at 100.00	AAA	2,166,620
2,400	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Tender Option Bond Trust 2015-XF0080, 11.563%, 5/01/38, 144A (IF)	5/19 at 100.00	AAA	2,676,600
6,000	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A, 5.750%, 4/01/41	4/21 at 100.00	AA–	6,640,380
11,300	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (5)	No Opt. Call	AA	12,219,933
2,110	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A, 5.000%, 3/15/29	9/20 at 100.00	AAA	2,282,113
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
16,000	0.000%, 8/01/43 – NPFG Insured	No Opt. Call	Baa2	3,360,480
12,500	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	Baa2	2,372,125
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A:
2,000	5.000%, 1/01/30 (Alternative Minimum Tax)	1/26 at 100.00	A–	2,193,780
1,000	5.000%, 1/01/35 (Alternative Minimum Tax)	1/26 at 100.00	A–	1,075,660
122,725	Total Tax Obligation/Limited			109,947,129
	Transportation – 26.1% (17.1% of Total Investments)
7,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2015D-1, 5.000%, 11/15/30	11/25 at 100.00	AA–	8,613,450
1,540	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012E, 5.000%, 11/15/42	11/22 at 100.00	AA–	1,698,974
5,425	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015A-1, 5.000%, 11/15/45	5/25 at 100.00	AA–	6,026,361

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C-1:
$2,500	5.000%, 11/15/34	11/26 at 100.00	AA–	$2,855,675
12,560	5.000%, 11/15/56	11/26 at 100.00	AA–	14,002,264
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
200	5.750%, 10/01/37 (6)	5/18 at 100.00	N/R	62,000
5,500	5.875%, 10/01/46 (6)	10/37 at 100.00	N/R	1,705,000
2,850	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	3,105,645
1,350	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A, 5.000%, 1/01/51	1/26 at 100.00	A–	1,488,564
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
1,760	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	1,885,189
11,470	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	12,155,218
12,110	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	13,154,365
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014:
6,000	5.000%, 9/01/33	9/24 at 100.00	AA–	6,863,460
4,000	5.000%, 9/01/34	9/24 at 100.00	AA–	4,565,360
8,780	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Ninth Series 2015, 5.000%, 5/01/45	5/25 at 100.00	AA–	9,855,989
5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty Sixth Series 2011, 5.000%, 1/15/41	1/21 at 100.00	AA–	5,419,100
5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundredth Series 2017, 5.250%, 10/15/57	4/27 at 100.00	AA–	5,749,500
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
1,020	6.500%, 12/01/28	5/18 at 100.00	Baa1	1,071,816
5,000	6.000%, 12/01/36	12/20 at 100.00	Baa1	5,495,200
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2016A:
2,330	5.000%, 11/15/46	5/28 at 100.00	AA–	2,675,003
5,000	5.000%, 11/15/46	5/26 at 100.00	AA–	5,629,200
780	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	A+	858,827
3,500	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 2016-XG0004, 8.305%, 11/15/33, 144A (IF) (5)	11/18 at 100.00	AA–	3,678,465
111,175	Total Transportation			118,614,625
	U.S. Guaranteed – 16.9% (11.1% of Total Investments) (7)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
2,950	6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+	3,201,576
1,000	6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+	1,087,580
400	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A, 5.000%, 5/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	AA	429,068

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
$3,845	6.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	$3,986,304
2,420	6.125%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	2,503,151
4,800	6.250%, 12/01/37 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	4,969,392
1,750	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	A–	1,896,353
1,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2011A, 5.000%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	A	1,098,940
5,500	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A–	6,047,305
4,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A–	4,364,840
4,445	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R	4,692,853
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
4,150	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3	4,624,387
90	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3	99,135
	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 (Pre-refunded 5/01/21) – AGM Insured	5/21 at 100.00	AA	1,100,560
8,265	5.000%, 5/01/38 (Pre-refunded 5/01/21)	5/21 at 100.00	A–	9,096,128
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D:
4,000	5.000%, 11/15/34 (Pre-refunded 11/15/20)	11/20 at 100.00	AA–	4,362,680
1,560	5.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	AA–	1,711,726
5,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012E, 5.000%, 11/15/42 (Pre-refunded 11/15/22)	11/22 at 100.00	A1	5,815,326
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/31 (Pre-refunded 11/15/23)	11/23 at 100.00	AA–	2,320,620
2,175	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R	2,388,716
470	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	518,716
1,090	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 1993B, 5.000%, 1/01/20 (ETM)	No Opt. Call	AA+	1,136,696
7,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30 (Pre-refunded 1/01/22)	1/22 at 100.00	AA+	8,395,875
1,000	Yonkers Industrial Development Agency, New York, Civic Facility Revenue Bonds, Sarah Lawrence College Project, Series 2001A Remarketed, 6.000%, 6/01/41 (Pre-refunded 6/01/19)	6/19 at 100.00	BBB	1,054,470
70,510	Total U.S. Guaranteed			76,902,397
	Utilities – 10.9% (7.1% of Total Investments)
3,500	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	3,642,555
370	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	387,686
1,460	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	1,624,834

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$1,590	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	A–	$1,797,765
1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/37	9/22 at 100.00	A–	1,381,025
11,760	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42 (Alternative Minimum Tax)	5/18 at 100.00	BB+	11,767,644
2,880	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	7/18 at 100.00	N/R	2,881,181
3,785	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/32	12/25 at 100.00	AAA	4,406,913
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
3,800	5.000%, 12/15/33	12/23 at 100.00	AAA	4,343,894
1,060	5.000%, 12/15/34	12/23 at 100.00	AAA	1,209,873
8,030	5.000%, 12/15/41	12/23 at 100.00	AAA	9,100,319
1,515	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016A, 5.000%, 12/15/35	6/26 at 100.00	AAA	1,752,613
4,500	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017, 5.000%, 12/15/39	12/27 at 100.00	AAA	5,241,555
45,500	Total Utilities			49,537,857
	Water and Sewer – 10.5% (6.9% of Total Investments)
4,140	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	4,525,641
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series DD, 5.000%, 6/15/35	6/24 at 100.00	AA+	5,707,150
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series AA, 5.000%, 6/15/38	6/27 at 100.00	AA+	11,496,400
9,750	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2011B, 5.000%, 6/15/41	6/21 at 100.00	AAA	10,672,253
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated SRF Series 2015A, 5.000%, 6/15/40	6/25 at 100.00	AAA	1,157,610
1,940	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects- Second Resolution Bonds, Series 2016A, 4.000%, 6/15/46	6/26 at 100.00	AAA	2,031,937
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects- Second Resolution Bonds, Subordinated SRF Series 2017A, 5.000%, 6/15/46	6/27 at 100.00	AAA	1,148,770

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects- Second Resolution Bonds, Subordinated SRF Series 2017E:
$3,990	5.000%, 6/15/35	6/27 at 100.00	AAA	$4,649,986
2,000	5.000%, 6/15/42	6/27 at 100.00	AAA	2,304,500
3,840	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Series 2010C, 5.000%, 10/15/35	4/20 at 100.00	AAA	4,093,517
42,660	Total Water and Sewer			47,787,764
$661,870	Total Long-Term Investments (cost $663,921,162)			694,212,853
	Floating Rate Obligations – (1.9)%			(8,475,000)
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (32.3)% (8)			(147,000,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (19.3)% (9)			(88,000,320)
	Other Assets Less Liabilities – 1.0%			4,637,038
	Net Assets Applicable to Common Shares – 100%			$455,374,571

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 21.2%.
(9)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 12.7%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rates, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 159.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 159.9% (100.0% of Total Investments)
	Consumer Staples – 10.5% (6.5% of Total Investments)
$8,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, 1st Subordinate Series 2005B, 0.000%, 6/01/47	5/18 at 100.00	N/R	$1,042,640
	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A:
27,580	5.000%, 6/01/38	5/18 at 100.00	BB+	27,582,482
13,500	5.000%, 6/01/45	5/18 at 100.00	B+	12,974,850
10,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50	5/18 at 100.00	N/R	896,700
1,310	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	5/18 at 100.00	B–	1,310,223
26,865	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	5/18 at 100.00	B–	26,484,323
4,680	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A, Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	4,868,885
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
4,135	5.000%, 6/01/45	6/27 at 100.00	B+	4,128,549
49,715	5.000%, 6/01/48	6/27 at 100.00	N/R	49,244,199
145,785	Total Consumer Staples			128,532,851
	Education and Civic Organizations – 28.8% (18.0% of Total Investments)
3,150	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42	1/27 at 100.00	BBB–	3,487,208
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
9,995	0.000%, 7/15/45	No Opt. Call	BBB–	3,221,488
29,145	0.000%, 7/15/47	No Opt. Call	BBB–	8,598,066
	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
250	5.000%, 4/01/33	4/23 at 100.00	BBB–	261,968
2,535	5.500%, 4/01/43	4/23 at 100.00	BBB–	2,600,276
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
1,000	5.250%, 11/01/29	11/24 at 100.00	BB	1,069,420
5,705	5.250%, 11/01/34	11/24 at 100.00	BB	5,965,319
1,500	5.000%, 11/01/39	11/24 at 100.00	BB	1,521,105
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School for International Cultures and the Arts Project, Series 2013A:
2,690	5.000%, 4/15/33	4/23 at 100.00	BB+	2,774,332
4,090	5.000%, 4/15/43	4/23 at 100.00	BB+	4,189,878
3,655	Dobbs Ferry Local Development Corporation, New York, Revenue Bonds, Mercy College Project, Series 2014, 5.000%, 7/01/44	7/24 at 100.00	A	4,098,096
4,990	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	5,457,463
1,655	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	A–	1,853,948
4,265	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	Baa2	4,979,643

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$6,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured	No Opt. Call	A–	$6,868,320
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and University System, Series 2014A:
1,685	5.250%, 1/01/34	7/24 at 100.00	BBB–	1,856,078
2,185	5.500%, 1/01/39	7/24 at 100.00	BBB–	2,423,252
2,820	5.500%, 1/01/44	7/24 at 100.00	BBB–	3,120,809
14,585	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27	7/23 at 100.00	Aa3	16,620,191
4,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	Aa2	5,181,110
3,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	Aa2	4,113,000
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2015A:
3,095	5.000%, 7/01/31	7/25 at 100.00	Aa3	3,527,898
3,465	5.000%, 7/01/33	7/25 at 100.00	Aa3	3,910,564
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2017A:
2,930	5.000%, 7/01/34	7/27 at 100.00	Aa3	3,380,517
2,000	5.000%, 7/01/36	7/27 at 100.00	Aa3	2,295,280
7,500	5.000%, 7/01/37	7/27 at 100.00	Aa3	8,587,725
2,930	5.000%, 7/01/42	7/27 at 100.00	Aa3	3,334,662
	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A:
405	5.000%, 7/01/25 – NPFG Insured	5/18 at 100.00	Baa2	406,247
1,320	5.000%, 7/01/37 – NPFG Insured	5/18 at 100.00	Baa2	1,323,986
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	1,088,240
	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011:
1,000	5.625%, 11/01/35 – AGM Insured	5/21 at 100.00	AA	1,107,000
5,980	5.750%, 11/01/40 – AGM Insured	5/21 at 100.00	AA	6,634,870
12,970	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	A–	14,235,353
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.250%, 7/01/29	7/19 at 100.00	Baa2	1,035,600
3,250	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 1998A, 6.000%, 7/01/18 – NPFG Insured	No Opt. Call	Aa2	3,300,245
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2001-1:
1,500	5.500%, 7/01/24 – AMBAC Insured	No Opt. Call	Aa2	1,794,900
4,000	5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	Aa2	5,174,040
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A:
9,000	5.000%, 7/01/34	7/25 at 100.00	Aa2	10,290,780
8,955	5.000%, 7/01/45	7/25 at 100.00	Aa2	10,081,449
10,850	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A, 5.000%, 7/01/32	7/26 at 100.00	Aa2	12,577,320
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2017A:
4,000	5.000%, 7/01/38	7/27 at 100.00	Aa2	4,611,520
5,620	5.000%, 7/01/39	7/27 at 100.00	Aa2	6,464,461
2,800	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2008C, 5.000%, 7/01/37	7/20 at 100.00	Aa1	2,998,212

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A:
$5,000	5.000%, 7/01/35	7/20 at 100.00	Aa1	$5,359,900
11,560	5.000%, 7/01/40	7/20 at 100.00	Aa1	12,370,125
	Dormitory Authority of the State of New York, Revenue Bonds, Pratt Institute, Series 2015A:
800	5.000%, 7/01/39	7/24 at 100.00	A3	882,376
1,500	5.000%, 7/01/44	7/24 at 100.00	A3	1,645,440
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
2,500	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	2,707,875
2,000	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	2,224,780
	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph’s College, Series 2010:
1,815	5.250%, 7/01/25	5/18 at 100.00	Ba1	1,818,721
2,000	5.250%, 7/01/35	7/20 at 100.00	Ba1	2,057,740
8,925	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36	12/26 at 100.00	BB–	8,948,741
1,000	Dutchess County Local Development Corporation, New York, Revenue Bonds, Marist College Project, Series 2013A, 5.000%, 7/01/39	7/23 at 100.00	A2	1,101,430
7,695	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)	1/34 at 100.00	N/R	6,298,358
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013:
1,785	5.000%, 9/01/38	9/23 at 100.00	A–	1,968,498
1,785	5.000%, 9/01/43	9/23 at 100.00	A–	1,957,092
1,400	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint John Fisher College, Series 2014A, 5.500%, 6/01/39	6/24 at 100.00	A–	1,603,112
	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
325	5.000%, 7/01/40	7/25 at 100.00	BBB	350,812
350	5.000%, 7/01/45	7/25 at 100.00	BBB	375,939
	New York City Industrial Development Agency, New York, Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Series 2009:
1,000	6.125%, 1/01/29 – AGC Insured	1/19 at 100.00	AA	1,038,600
1,000	6.375%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	1,038,190
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
6,815	5.000%, 1/01/31 – AMBAC Insured	5/18 at 100.00	BBB	6,832,923
5,000	5.000%, 1/01/36 – AMBAC Insured	5/18 at 100.00	BBB	5,039,850
1,030	4.750%, 1/01/42 – AMBAC Insured	5/18 at 100.00	BBB	1,030,628
14,500	5.000%, 1/01/46 – AMBAC Insured	5/18 at 100.00	BBB	14,597,150
4,730	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	4,979,744
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
4,280	5.000%, 3/01/31 – FGIC Insured	5/18 at 100.00	Baa1	4,311,886
31,650	5.000%, 3/01/36 – NPFG Insured	5/18 at 100.00	Baa1	31,859,523
20,210	4.500%, 3/01/39 – FGIC Insured	5/18 at 100.00	Baa1	20,226,976
3,400	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	AA	3,661,698
	Niagara Area Development Corporation, New York, Niagara University Project, Series 2012A:
600	5.000%, 5/01/35	5/22 at 100.00	BBB+	652,998
1,000	5.000%, 5/01/42	5/22 at 100.00	BBB+	1,081,360

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$1,450	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	Baa2	$1,510,567
1,000	Onondaga County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Series 2011, 5.000%, 12/01/36	12/21 at 100.00	AA–	1,099,020
3,700	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A3	3,906,090
357,775	Total Education and Civic Organizations			352,959,981
	Financials – 1.6% (1.0% of Total Investments)
1,615	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	1,988,501
13,835	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	17,573,217
15,450	Total Financials			19,561,718
	Health Care – 3.3% (2.1% of Total Investments)
1,250	Build New York City Resource Corporation, New York, Revenue Bonds, New York Methodist Hospital Project, Refunding Series 2014, 5.000%, 7/01/27	7/24 at 100.00	A3	1,398,813
2,455	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Hospital for Special Surgery, Series 2009, 6.250%, 8/15/34	8/19 at 100.00	AA+	2,607,652
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,000	5.000%, 12/01/34	6/27 at 100.00	BBB–	1,084,650
300	5.000%, 12/01/36	6/27 at 100.00	BBB–	323,703
900	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems Inc., Series 2010A, 5.750%, 7/01/40 – AGM Insured	7/20 at 100.00	A–	980,325
7,940	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B, 5.000%, 7/01/46	7/26 at 100.00	A–	8,775,685
1,875	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	AA	2,090,475
3,900	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2013A, 5.000%, 12/01/42	12/22 at 100.00	A–	4,159,662
2,800	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2017, 5.000%, 12/01/46	12/26 at 100.00	A–	3,063,592
5,585	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28	7/21 at 100.00	A–	6,057,044
565	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C2, 6.125%, 11/01/37	11/20 at 100.00	BBB	615,765
2,260	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46	11/25 at 100.00	BBB	2,392,436
5,515	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	7/18 at 100.00	BB–	5,518,585
1,955	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001B, 7.125%, 7/01/31	5/18 at 100.00	BB–	1,956,271
38,300	Total Health Care			41,024,658
	Housing/Multifamily – 0.1% (0.1% of Total Investments)
1,040	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA+	1,095,973
450	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	456,665

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$25	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	5/18 at 100.00	AA	$25,074
1,515	Total Housing/Multifamily			1,577,712
	Industrials – 3.3% (2.0% of Total Investments)
38,030	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	40,244,487
	Long-Term Care – 0.1% (0.1% of Total Investments)
1,225	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc. Project, Refunding Series 2010, 6.000%, 12/01/40	12/20 at 100.00	BBB–	1,324,862
	Tax Obligation/General – 10.7% (6.7% of Total Investments)
	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016B:
6,955	5.000%, 10/01/27	10/26 at 100.00	A+	8,085,953
4,590	5.000%, 10/01/28	10/26 at 100.00	A+	5,313,705
	Nassau County, New York, General Obligation Bonds, General Improvement Series, Refunding 2016A:
5,860	5.000%, 1/01/31	1/26 at 100.00	A+	6,615,588
500	5.000%, 1/01/38	1/26 at 100.00	A+	558,945
5,030	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C, 5.000%, 4/01/33	4/26 at 100.00	A+	5,700,700
1,200	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	1,256,448
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series A-1:
6,085	5.000%, 10/01/31	10/22 at 100.00	AA	6,792,503
1,000	5.000%, 10/01/33	10/22 at 100.00	AA	1,109,830
1,570	5.000%, 10/01/34	10/22 at 100.00	AA	1,739,560
8,665	New York City, New York, General Obligation Bonds, Fiscal 2012 Series B, 5.000%, 8/01/30	8/22 at 100.00	AA	9,652,983
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I:
1,000	5.000%, 8/01/30	8/22 at 100.00	AA	1,114,020
2,000	5.000%, 8/01/31	8/22 at 100.00	AA	2,224,500
	New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1:
5,000	5.000%, 3/01/29	3/23 at 100.00	AA	5,618,800
3,400	5.000%, 3/01/31	3/23 at 100.00	AA	3,807,150
2,190	5.000%, 3/01/32	3/23 at 100.00	AA	2,445,704
1,000	5.000%, 3/01/33	3/23 at 100.00	AA	1,114,270
3,735	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	4,257,751
8,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series D-1, 5.000%, 8/01/30	8/23 at 100.00	AA	9,041,280
7,665	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/33	8/24 at 100.00	AA	8,749,981
12,600	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	14,225,526
7,140	New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1, 5.000%, 10/01/35	10/27 at 100.00	AA	8,250,484
3,580	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1, 5.000%, 3/01/39 (WI/DD, Settling 3/13/18)	3/28 at 100.00	AA	4,116,284
5	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/20 – AGM Insured	5/18 at 100.00	AA	5,016
	New York City, New York, General Obligation Bonds, Series 2011D-I:
2,785	5.000%, 10/01/30	10/21 at 100.00	AA	3,058,097
2,880	5.000%, 10/01/34	10/21 at 100.00	AA	3,158,237
3,345	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/28	4/22 at 100.00	AA	3,701,677

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Rensselaer County, New York, General Obligation Bonds, Series 1991:
$960	6.700%, 2/15/19 – AMBAC Insured	No Opt. Call	AA	$1,006,762
960	6.700%, 2/15/20 – AMBAC Insured	No Opt. Call	AA	1,052,381
747	6.700%, 2/15/21 – AMBAC Insured	No Opt. Call	AA	854,807
	Rochester, New York, General Obligation Bonds, Series 1999:
735	5.250%, 10/01/20 – NPFG Insured	No Opt. Call	AA–	803,723
735	5.250%, 10/01/21 – NPFG Insured	No Opt. Call	AA–	824,986
730	5.250%, 10/01/22 – NPFG Insured	No Opt. Call	AA–	838,164
730	5.250%, 10/01/23 – NPFG Insured	No Opt. Call	AA–	855,100
730	5.250%, 10/01/24 – NPFG Insured	No Opt. Call	AA–	871,124
730	5.250%, 10/01/25 – NPFG Insured	No Opt. Call	AA–	883,526
725	5.250%, 10/01/26 – NPFG Insured	No Opt. Call	AA–	888,770
1,145	Three Village Central School District, Brookhaven and Smithtown, Suffolk County, New York, General Obligation Bonds, Refunding Series 2005, 5.000%, 6/01/18 – FGIC Insured	No Opt. Call	Aa2	1,155,649
116,707	Total Tax Obligation/General			131,749,984
	Tax Obligation/Limited – 42.5% (26.6% of Total Investments)
7,000	Dormitory Authority of the State of New York State Personal Income tax Revenue Bonds (General Purpose), Series 2017A, 5.000%, 2/15/37	2/27 at 100.00	AAA	8,009,190
360	Dormitory Authority of the State of New York, Insured Revenue Bonds, 853 Schools Program – Anderson School, Series 1999E, Issue 2, 5.750%, 7/01/19 – AMBAC Insured	7/18 at 100.00	N/R	361,069
3,390	Dormitory Authority of the State of New York, Insured Revenue Bonds, Special Act School District Program, Series 1999, 5.750%, 7/01/19 – NPFG Insured	7/18 at 100.00	Baa2	3,402,272
105	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009A, 5.625%, 10/01/29 – AGC Insured	10/19 at 100.00	AA	111,416
1,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993A, 5.500%, 5/15/19 – AMBAC Insured	No Opt. Call	Aa2	1,020,130
940	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1993A, 5.750%, 7/01/18 – AGM Insured	No Opt. Call	AA	954,175
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C:
995	5.000%, 3/15/34	3/21 at 100.00	AAA	1,082,192
24,000	5.000%, 3/15/41	3/21 at 100.00	AAA	26,073,600
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D:
7,550	5.000%, 2/15/33	2/22 at 100.00	AAA	8,306,963
10,000	5.000%, 2/15/40	2/22 at 100.00	AAA	10,935,300
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A:
5,000	5.000%, 2/15/29	2/24 at 100.00	AAA	5,699,200
10,000	5.000%, 2/15/30	2/24 at 100.00	AAA	11,374,700
7,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014C, Group C, 5.000%, 3/15/44	3/24 at 100.00	AAA	7,874,580
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015A:
1,500	5.000%, 3/15/31	3/25 at 100.00	AAA	1,723,860
2,500	5.000%, 3/15/33	3/25 at 100.00	AAA	2,864,475
28,280	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2013A, 5.000%, 3/15/43	3/23 at 100.00	AAA	31,478,185
3,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2014A, 5.000%, 3/15/34	3/24 at 100.00	AAA	3,396,210

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$12,045	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B. Group A,B&C, 5.000%, 3/15/36	9/25 at 100.00	AAA	$13,754,908
10,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2017A Group C, 5.000%, 3/15/43	3/27 at 100.00	AAA	11,419,500
1,080	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Refunding Series 2013A, 5.000%, 5/01/28	5/23 at 100.00	AA	1,221,188
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
5,045	5.000%, 11/15/27	11/25 at 100.00	A	5,592,130
6,770	5.000%, 11/15/34	11/25 at 100.00	A	7,361,833
29,200	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A, 5.000%, 2/15/42	2/27 at 100.00	Aa3	33,044,472
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
8,770	5.750%, 2/15/47	2/21 at 100.00	AA–	9,602,536
5,735	5.250%, 2/15/47	2/21 at 100.00	AA–	6,164,207
1,765	5.000%, 2/15/47 – AGM Insured	2/21 at 100.00	AA	1,874,289
9,000	Metropolitan Transportation Authority, New York, State Service Contract Bonds, Series 2002A, 5.750%, 7/01/18 – AGM Insured (UB)	No Opt. Call	AA	9,130,860
1,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.750%, 7/01/18 – AGM Insured	No Opt. Call	AA	1,014,540
3,675	Monroe County Industrial Development Agency, New York, School Facility Revenue Bonds, Rochester Schools Modernization Project, Series 2013, 5.000%, 5/01/28	5/23 at 100.00	AA	4,143,967
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-1:
5,400	5.000%, 7/15/33	1/25 at 100.00	AA	6,148,386
5,360	5.000%, 7/15/43	1/25 at 100.00	AA	6,003,146
11,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/40	7/25 at 100.00	AA	12,460,030
7,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 4.000%, 7/15/40	1/26 at 100.00	AA	7,740,150
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series E-1:
6,225	5.000%, 2/01/37	2/22 at 100.00	AAA	6,835,859
24,155	5.000%, 2/01/42	2/22 at 100.00	AAA	26,458,904
32,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series F-1, 5.000%, 5/01/39	5/22 at 100.00	AAA	35,828,325
5,100	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29	2/23 at 100.00	AAA	5,728,677
13,530	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/37	2/24 at 100.00	AAA	15,228,015
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2015 Series B-1:
5,000	5.000%, 8/01/33	8/24 at 100.00	AAA	5,688,750
3,960	5.000%, 8/01/35	8/24 at 100.00	AAA	4,500,500
9,325	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series A-1, 4.000%, 5/01/42	5/26 at 100.00	AAA	9,593,094
1,375	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series E-1, 5.000%, 2/01/35	2/27 at 100.00	AAA	1,574,774
3,530	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series F-1, 5.000%, 5/01/42	5/27 at 100.00	AAA	4,022,047

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C:
$5,645	5.500%, 11/01/35	11/20 at 100.00	AAA	$6,216,782
1,000	5.000%, 11/01/39	11/20 at 100.00	AAA	1,077,150
8,490	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Series 2011-D1, 5.000%, 2/01/35	2/21 at 100.00	AAA	9,197,302
	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A:
18,575	5.750%, 4/01/33 – AGM Insured	4/21 at 100.00	Aa3	20,657,443
4,000	5.750%, 4/01/41	4/21 at 100.00	AA–	4,426,920
28,795	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA+	31,139,201
	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A:
1,600	5.000%, 3/15/29	9/20 at 100.00	AAA	1,730,512
1,945	5.000%, 3/15/30	9/20 at 100.00	AAA	2,102,137
5,450	New York State Urban Development Corporation, State Facilities Revenue Bonds, Series 1995, 5.700%, 4/01/20 – AGM Insured (UB) (5)	No Opt. Call	AA	5,691,217
12,070	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose Series 2013C, 5.000%, 3/15/32	3/23 at 100.00	AAA	13,513,693
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
3,890	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Baa2	904,970
13,520	0.000%, 8/01/42 – FGIC Insured	No Opt. Call	Baa2	2,997,790
10,000	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	Baa2	1,990,500
19,900	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	Baa2	3,776,423
201,690	0.000%, 8/01/46 – NPFG Insured	No Opt. Call	Baa2	36,326,386
360	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Hampton Bays Public Library, Series 1999A, 6.000%, 10/01/19 – NPFG Insured	4/18 at 100.00	Baa2	361,112
2,730	Suffolk County Judicial Facilities Agency, New York, Lease Revenue Bonds, H. Lee Dennison Building, Series 2013, 5.000%, 11/01/33	11/23 at 100.00	BBB+	2,966,391
680,325	Total Tax Obligation/Limited			521,878,533
	Transportation – 17.2% (10.8% of Total Investments)
4,910	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Series 2017, 5.000%, 1/01/47	1/27 at 100.00	A+	5,500,722
10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Series 2016A-1, 5.000%, 11/15/46	5/26 at 100.00	AA–	11,159,200
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Series 2016B:
1,815	4.000%, 11/15/34	11/26 at 100.00	AA–	1,896,366
4,000	5.000%, 11/15/35	11/26 at 100.00	AA–	4,549,480
13,950	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/30	11/22 at 100.00	AA–	15,586,335
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E:
1,785	5.000%, 11/15/32	11/23 at 100.00	AA–	2,011,641
10,000	5.000%, 11/15/38	11/23 at 100.00	AA–	11,202,100
9,370	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.250%, 11/15/35	5/24 at 100.00	AA–	10,725,839
2,700	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015A-1, 5.000%, 11/15/45	5/25 at 100.00	AA–	2,999,295
2,570	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C-1, 5.000%, 11/15/34	11/26 at 100.00	AA–	2,935,634

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$8,055	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	$8,777,534
3,400	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%, 1/01/25 – FGIC Insured	5/18 at 100.00	A	3,409,690
	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A:
2,000	5.000%, 1/01/36	1/26 at 100.00	A–	2,243,120
7,500	5.000%, 1/01/41	1/26 at 100.00	A–	8,351,250
1,285	5.000%, 1/01/46	1/26 at 100.00	A–	1,426,183
19,230	5.000%, 1/01/51	1/26 at 100.00	A–	21,203,767
5,000	5.250%, 1/01/56	1/26 at 100.00	A–	5,631,000
2,350	4.000%, 1/01/56	1/26 at 100.00	A–	2,379,892
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014:
2,100	5.000%, 9/01/33	9/24 at 100.00	AA–	2,402,211
3,950	5.000%, 9/01/34	9/24 at 100.00	AA–	4,508,293
1,000	5.000%, 9/01/35	9/24 at 100.00	AA–	1,137,500
5,155	5.000%, 9/01/36	9/24 at 100.00	AA–	5,857,214
9,755	5.000%, 9/01/39	9/24 at 100.00	AA–	11,052,805
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Ninth Series 2015:
3,375	5.000%, 5/01/30	5/25 at 100.00	AA–	3,889,282
6,535	5.000%, 5/01/31	5/25 at 100.00	AA–	7,507,864
3,595	5.000%, 5/01/35	5/25 at 100.00	AA–	4,090,031
10,780	5.000%, 5/01/45	5/25 at 100.00	AA–	12,101,088
9,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Fourth Series 2015, 5.250%, 10/15/55	10/25 at 100.00	AA–	10,218,960
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	2,256,920
2,500	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.500%, 12/01/28	5/18 at 100.00	Baa1	2,627,000
2,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017A, 5.000%, 11/15/37	5/27 at 100.00	AA–	2,296,960
11,515	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2016A, 5.000%, 11/15/46	5/28 at 100.00	AA–	13,220,026
5,480	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	A+	6,033,809
188,660	Total Transportation			211,189,011
	U.S. Guaranteed – 16.6% (10.3% of Total Investments) (6)
5,315	Albany Capital Resource Corporation, New York, St. Peter’s Hospital Project, Series 2011, 6.125%, 11/15/30 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R	5,924,577
	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A:
1,000	5.000%, 5/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	AA	1,072,670
1,000	5.000%, 5/01/45 (Pre-refunded 5/01/20) – AGM Insured	5/20 at 100.00	AA	1,072,670
6,215	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2009A, 5.000%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2	6,500,393

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$1,000	Dormitory Authority of the State of New York, Master BOCES Program Lease Revenue Bonds, Nassau County Board of Cooperative Educational Services, Series 2009, 5.000%, 8/15/28 (Pre-refunded 8/15/19) – AGC Insured	8/19 at 100.00	AA	$1,050,700
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
4,475	6.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	4,639,456
6,780	6.125%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	7,012,961
14,770	6.250%, 12/01/37 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	15,291,233
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Fordham University, Series 2008B, 5.000%, 7/01/38 (Pre-refunded 7/01/18) – AGC Insured	7/18 at 100.00	A2	3,035,520
875	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	A–	948,176
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009A:
10,000	5.250%, 7/01/34 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2	10,485,200
3,890	5.000%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2	4,065,984
13,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009B, 5.000%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2	14,119,920
4,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2011A, 5.000%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	A	4,395,760
895	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009A, 5.625%, 10/01/29 (Pre-refunded 10/01/19) – AGC Insured	10/19 at 100.00	AA	952,584
	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2008A:
3,540	5.750%, 5/01/27 (Pre-refunded 5/01/18) – AGM Insured (UB)	5/18 at 100.00	AA	3,566,020
5,000	5.750%, 5/01/28 (Pre-refunded 5/01/18) – AGM Insured (UB)	5/18 at 100.00	AA	5,036,751
10,125	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2009A, 5.000%, 5/01/31 (Pre-refunded 5/01/19)	5/19 at 100.00	AA	10,542,960
3,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 (Pre-refunded 10/01/20) – AGM Insured	10/20 at 100.00	AA	3,257,610
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
85	5.000%, 2/15/47 (Pre-refunded 2/15/21) – AGM Insured	2/21 at 100.00	AA	93,018
14,260	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3	15,890,061
265	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3	291,898
3,310	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 5.500%, 5/01/33 (Pre-refunded 5/01/19) – BHAC Insured	5/19 at 100.00	AA+	3,463,683
5,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38 (Pre-refunded 5/01/21)	5/21 at 100.00	A–	5,502,800
27,285	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D, 5.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	AA–	29,938,739
6,090	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013B, 5.000%, 11/15/30 (Pre-refunded 5/15/23)	5/23 at 100.00	AA–	6,998,080
480	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013C, 5.000%, 11/15/32 (Pre-refunded 5/15/23)	5/23 at 100.00	AA–	551,573
1,900	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013D, 5.250%, 11/15/30 (Pre-refunded 11/15/23)	11/23 at 100.00	AA–	2,230,068
14,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/31 (Pre-refunded 11/15/23)	11/23 at 100.00	AA–	16,244,340

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2018

	Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
		U.S. Guaranteed (6) (continued)
$		Nassau County, New York, General Obligation Bonds, General Improvement Series 2009C:
	985	5.000%, 10/01/29 (Pre-refunded 10/01/19) – AGC Insured	10/19 at 100.00	AA	$1,037,205
	15	5.000%, 10/01/29 (Pre-refunded 10/01/19) – AGC Insured	10/19 at 100.00	AA	15,807
	4,355	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R	4,782,922
	955	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	1,053,986
		Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series 2011:
	1,390	5.500%, 7/01/33 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	A2	1,537,771
	1,000	5.250%, 7/01/36 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	A2	1,099,430
	4,000	5.375%, 7/01/41 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	A2	4,411,480
	4,485	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C2, 6.125%, 11/01/37 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R	4,998,398
	188,240	Total US Guaranteed			203,112,404
		Utilities – 11.3% (7.1% of Total Investments)
	2,450	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	2,549,788
	1,045	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	1,094,951
		Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
	8,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	6,786,800
	8,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA	6,539,920
	20,000	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	15,721,400
	10,000	0.000%, 6/01/27 – AGM Insured	No Opt. Call	AA	7,531,000
	15,000	0.000%, 6/01/28 – AGM Insured	No Opt. Call	AA	10,790,850
	10,000	0.000%, 6/01/29 – AGM Insured	No Opt. Call	AA	6,889,700
	2,590	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	2,882,411
	4,240	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	A–	4,794,041
	6,500	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.000%, 11/01/24	5/18 at 100.00	BB+	6,503,575
	9,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/32	12/25 at 100.00	AAA	10,478,790
		Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
	9,500	5.000%, 12/15/32	12/23 at 100.00	AAA	10,876,360
	22,290	5.000%, 12/15/41	12/23 at 100.00	AAA	25,261,034
	7,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016A, 5.000%, 12/15/35	6/26 at 100.00	AAA	8,097,880
		Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016B:
	3,750	5.000%, 12/15/33	6/26 at 100.00	AAA	4,368,225
	3,575	5.000%, 12/15/34	6/26 at 100.00	AAA	4,147,143
	3,275	5.000%, 12/15/35	6/26 at 100.00	AAA	3,788,651
	146,215	Total Utilities			139,102,519

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer – 13.9% (8.7% of Total Investments)
$5,160	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	$5,640,654
4,085	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2013 Series DD, 5.000%, 6/15/35	6/23 at 100.00	AA+	4,607,022
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series DD, 5.000%, 6/15/35	6/24 at 100.00	AA+	11,414,300
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2015 Series HH, 5.000%, 6/15/39	6/25 at 100.00	AA+	5,663,900
15,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series CC-1, 5.000%, 6/15/46	6/26 at 100.00	AA+	16,915,950
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series AA, 5.000%, 6/15/38	6/27 at 100.00	AA+	11,496,400
2,580	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated Series 2014A, 5.000%, 6/15/30	6/24 at 100.00	AAA	2,970,767
3,110	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated SRF Series 2015A, 5.000%, 6/15/36	6/25 at 100.00	AAA	3,589,002
6,810	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects- Second Resolution Bonds, Series 2016A, 5.000%, 6/15/41	6/26 at 100.00	AAA	7,775,522
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects- Second Resolution Bonds, Subordinated SRF Series 2017A:
24,465	5.000%, 6/15/42	6/27 at 100.00	AAA	28,189,796
13,500	5.000%, 6/15/46	6/27 at 100.00	AAA	15,508,395
3,500	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects- Second Resolution Bonds, Subordinated SRF Series 2017E, 5.000%, 6/15/47	6/27 at 100.00	AAA	4,017,650
22,340	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Green Series 2014B, 5.000%, 5/15/44	5/24 at 100.00	AAA	25,228,339
5,000	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Green Series 2016B, 5.000%, 8/15/41	8/26 at 100.00	AAA	5,721,600
3,845	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Series 2010C, 5.000%, 10/15/35	4/20 at 100.00	AAA	4,098,847
3,095	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Series 2012B, 5.000%, 2/15/42	2/22 at 100.00	AAA	3,393,018
7,020	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2015A, 5.250%, 6/01/36	6/25 at 100.00	AAA	8,281,915

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,230	Upper Mohawk Valley Regional Water Finance Authority, New York, Water System Revenue Bonds, Series 2000, 0.000%, 4/01/23 – AMBAC Insured	No Opt. Call	A1	$1,971,476
	Water Authority of Western Nassau County, New York, Water System Revenue Bonds, Series 2015A:
1,325	5.000%, 4/01/40	4/25 at 100.00	AA–	1,467,928
1,950	5.000%, 4/01/45	4/25 at 100.00	AA–	2,149,973
150,015	Total Water and Sewer			170,102,454
$2,068,242	Total Long-Term Investments (cost $1,865,501,616)			1,962,361,174
	Floating Rate Obligations – (1.0)%			(12,855,000)
	MuniFund Preferred Shares, net of deferred offering costs – (6.5)% (7)			(79,510,963)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (53.9)% (8)			(661,028,587)
	Other Assets Less Liabilities – 1.5% (9)			18,391,691
	Net Assets Applicable to Common Shares – 100%			$1,227,358,315

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

		Fund				Fixed Rate		Optional			Unrealized
	Notional	Pay/Receive	Floating	Fixed Rate		Payment	Effective	Termination	Maturity		Appreciation
Counterparty	Amount	Floating Rate	Rate Index	(Annualized	)	Frequency	Date (10)	Date	Date	Value	(Depreciation	)
JPMorgan Chase Bank, N.A.	$31,000,000	Receive	Weekly SIFMA	2.043%		Quarterly	5/25/18	6/25/18	5/25/28	$627,281	$627,281

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 4.1%.
(8)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 33.7%.
(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(10)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
SIFMA	Securities-Industry and Financial Market Association.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

February 28, 2018

	NNY	NYV	NAN	NRK
Assets
Long-term investments, at value (cost $144,070,606, $33,504,726, $663,921,162 and $1,865,501,616, respectively)	$149,728,414	$35,254,930	$694,212,853	$1,962,361,174
Cash	327,677	—	—	521,298
Unrealized appreciation on interest rate swaps	—	—	—	627,281
Receivable for:
Interest	1,638,040	458,225	8,166,301	22,101,366
Investments sold	—	—	8,210,771	6,524,915
Other assets	767	373	137,275	744,857
Total assets	151,694,898	35,713,528	710,727,200	1,992,880,891
Liabilities
Cash overdraft	—	76,154	367,584	—
Floating rate obligations	1,840,000	—	8,475,000	12,855,000
Payable for:
Dividends	421,110	95,375	1,528,917	3,900,969
Interest	—	—	224,125	—
Investments purchased	—	—	9,204,760	6,657,586
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs (liquidation preference $—, $—, $— and $80,000,000, respectively)	—	—	—	79,510,963
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs (liquidation preference $—, $—, $147,000,000 and $—, respectively)	—	—	147,000,000	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $—, $—, $89,000,000 and $663,800,000, respectively)	—	—	88,000,320	661,028,587
Accrued expenses:
Management fees	57,120	15,286	325,970	871,279
Directors/Trustees fees	1,642	393	75,228	293,349
Professional fees	23,258	22,729	27,991	33,987
Other	39,218	15,080	122,734	370,856
Total liabilities	2,382,348	225,017	255,352,629	765,522,576
Net assets applicable to common shares	$149,312,550	$35,488,511	$455,374,571	$1,227,358,315
Common shares outstanding	15,218,656	2,349,612	31,126,546	87,618,504
Net asset value (“NAV”) per common share outstanding	$9.81	$15.10	$14.63	$14.01
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	152,187	23,496	311,265	876,185
Paid-in surplus	145,257,846	33,599,476	439,232,003	1,178,548,551
Undistributed (Over-distribution of) net investment income	343,453	182,040	(479,302)	(1,813,300)
Accumulated net realized gain (loss)	(2,098,744)	(66,705)	(13,981,086)	(47,739,960)
Net unrealized appreciation (depreciation)	5,657,808	1,750,204	30,291,691	97,486,839
Net assets applicable to common shares	149,312,550	35,488,511	455,374,571	1,227,358,315
Authorized shares:
Common	250,000,000	Unlimited	Unlimited	Unlimited
Preferred	N/A	N/A	Unlimited	Unlimited
N/A – Fund is not authorized to issue preferred shares.

See accompanying notes to financial statements.

Statement of Operations

Year Ended February 28, 2018

	NNY	NYV	NAN	NRK
Investment Income	$6,503,201	$1,558,660	$30,513,943	$80,863,015
Expenses
Management fees	735,451	204,159	4,420,427	11,566,585
Interest expense and amortization of offering costs	43,284	—	4,096,011	8,183,586
Liquidity fees	—	—	827,149	5,387,158
Remarketing fees	—	—	90,236	868,353
Custodian fees	23,725	8,938	70,617	184,761
Directors/Trustees fees	4,783	1,200	22,436	64,052
Professional fees	27,292	24,420	55,845	97,137
Shareholder reporting expenses	23,824	10,914	45,084	92,312
Shareholder servicing agent fees	16,148	159	32,069	43,537
Stock exchange listing fees	6,862	7,995	8,701	24,488
Investor relations expenses	12,295	3,911	48,887	137,355
Other	17,163	13,006	90,460	198,971
Total expenses	910,827	274,702	9,807,922	26,848,295
Net investment income (loss)	5,592,374	1,283,958	20,706,021	54,014,720
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(18,325)	428,386	14,211	(3,657,093)
Change in net unrealized appreciation (depreciation) of:
Investments	(1,047,218)	(910,750)	(5,818,305)	(14,283,185)
Swaps	—	—	—	627,281
Net realized and unrealized gain (loss)	(1,065,543)	(482,364)	(5,804,094)	(17,312,997)
Net increase (decrease) in net assets applicable to common shares from operations	$4,526,831	$801,594	$14,901,927	$36,701,723

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NNY			NYV
		Five Months			Five Months
	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended
	2/28/18	2/28/17	9/30/16	2/28/18	2/28/17	9/30/16
Operations
Net investment income (loss)	$5,592,374	$2,357,611	$6,259,084	$1,283,958	$589,104	$1,896,236
Net realized gain (loss) from investments	(18,325)	(893,972)	273,717	428,386	236,560	75,059
Change in net unrealized appreciation (depreciation) of:
Investments	(1,047,218)	(5,649,158)	4,139,413	(910,750)	(1,745,827)	109,681
Swaps	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	4,526,831	(4,185,519)	10,672,214	801,594	(920,163)	2,080,976
Distributions to Common Shareholders
From net investment income	(5,733,138)	(2,424,822)	(5,958,922)	(1,392,615)	(678,098)	(1,480,256)
From accumulated net realized gains	—	—	—	(249,059)	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(5,733,138)	(2,424,822)	(5,958,922)	(1,641,674)	(678,098)	(1,480,256)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	160,451	29,719	88,520	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	160,451	29,719	88,520	—	—	—
Net increase (decrease) in net assets applicable to common shares	(1,045,856)	(6,580,622)	4,801,812	(840,080)	(1,598,261)	600,720
Net assets applicable to common shares at the beginning of period	150,358,406	156,939,028	152,137,216	36,328,591	37,926,852	37,326,132
Net assets applicable to common shares at the end of period	$149,312,550	$150,358,406	$156,939,028	$35,488,511	$36,328,591	$37,926,852
Undistributed (Over-distribution of) net investment income at the end of period	$343,453	$484,329	$858,776	$182,040	$292,435	$659,024

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	NAN			NRK
		Five Months			Five Months
	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended
	2/28/18	2/28/17	9/30/16	2/28/18	2/28/17	9/30/16
Operations
Net investment income (loss)	$20,706,021	$9,129,122	$23,643,728	$54,014,720	$23,849,097	$60,572,350
Net realized gain (loss) from investments	14,211	(5,061,534)	201,495	(3,657,093)	(13,717,525)	1,651,871
Change in net unrealized appreciation (depreciation) of:
Investments	(5,818,305)	(23,787,429)	17,259,101	(14,283,185)	(70,738,688)	70,163,041
Swaps	—	—	—	627,281	—	—
Net increase (decrease) in net assets applicable to common shares from operations	14,901,927	(19,719,841)	41,104,324	36,701,723	(60,607,116)	132,387,262
Distributions to Common Shareholders
From net investment income	(21,695,203)	(9,384,654)	(24,583,748)	(54,016,808)	(23,788,424)	(61,245,337)
From accumulated net realized gains	—	—	(90,267)	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(21,695,203)	(9,384,654)	(24,674,015)	(54,016,808)	(23,788,424)	(61,245,337)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to common shares	(6,793,276)	(29,104,495)	16,430,309	(17,315,085)	(84,395,540)	71,141,925
Net assets applicable to common shares at the beginning of period	462,167,847	491,272,342	474,842,033	1,244,673,400	1,329,068,940	1,257,927,015
Net assets applicable to common shares at the end of period	$455,374,571	$462,167,847	$491,272,342	$1,227,358,315	$1,244,673,400	$1,329,068,940
Undistributed (Over-distribution of) net investment income at the end of period	$(479,302)	$506,727	$1,417,176	$(1,813,300)	$(1,574,522)	$1,005,749

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended February 28, 2018

	NAN	NRK
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$14,901,927	$36,701,723
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(98,639,329)	(252,979,805)
Proceeds from sales and maturities of investments	116,570,690	272,664,489
Taxes paid	(506)	(350)
Amortization (Accretion) of premiums and discounts, net	3,511,375	5,213,333
Amortization of deferred offering costs	65,821	180,598
(Increase) Decrease in:
Receivable for interest	420,072	308,561
Receivable for investments sold	(8,210,771)	(6,524,915)
Other assets	(8,147)	(29,193)
Increase (Decrease) in:
Payable for interest	43,899	—
Payable for investments purchased	9,204,760	6,657,586
Payable for offering costs	(43,255)	—
Accrued management fees	(15,115)	(20,498)
Accrued Directors/Trustees fees	11,487	37,736
Accrued professional fees	1,335	755
Accrued other expenses	30,213	160,003
Net realized (gain) loss from investments	(14,211)	3,657,093
Change in net unrealized (appreciation) depreciation of:
Investments	5,818,305	14,283,185
Swaps	—	(627,281)
Net cash provided by (used in) operating activities	43,648,550	79,683,020
Cash Flows from Financing Activities:
(Payments for) iMTP Shares redeemed, at liquidation preference	—	(79,000,000)
Proceeds from MFP Shares issued, at liquidation preference	—	80,000,000
(Payments for) deferred offering costs	—	(432,464)
Increase (Decrease) in:
Cash overdraft	(704,832)	(3,751,784)
Floating rate obligations	(21,095,000)	(21,470,000)
Cash distributions paid to common shareholders	(21,848,718)	(54,507,474)
Net cash provided by (used in) financing activities	(43,648,550)	(79,161,722)
Net Increase (Decrease) in Cash	—	521,298
Cash at the beginning of period	—	—
Cash at the end of period	$—	$521,298

Supplemental Disclosure of Cash Flow Information	NAN	NRK
Cash paid for interest (excluding amortization of offering costs)	$4,029,546	$7,935,717

See accompanying notes to financial statements.

Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
							From
	Beginning	Net		Net		From	Accumu-
	Common	Investment		Realized/		Net	lated Net			Ending
	Share	Income		Unrealized		Investment	Realized		Ending	Share
	NAV	(Loss	)	Gain (Loss )	Total	Income	Gains	Total	NAV	Price
NNY
Year Ended 2/28:
2018	$9.89	$0.37		$(0.07)	$0.30	$(0.38)	$—	$(0.38)	$9.81	$9.26
2017(d)	10.33	0.16		(0.44)	(0.28)	(0.16)	—	(0.16)	9.89	9.70
Year Ended 9/30:
2016	10.01	0.41		0.30	0.71	(0.39)	—	(0.39)	10.33	10.33
2015	10.08	0.40		(0.08)	0.32	(0.39)	—	(0.39)	10.01	9.71
2014	9.65	0.41		0.41	0.82	(0.39)	—	(0.39)	10.08	9.71
2013	10.41	0.40		(0.75)	(0.35)	(0.39)	(0.02)	(0.41)	9.65	8.97

NYV
Year Ended 2/28:
2018	15.46	0.55		(0.21)	0.34	(0.59)	(0.11)	(0.70)	15.10	13.78
2017(d)	16.14	0.25		(0.64)	(0.39)	(0.29)	—	(0.29)	15.46	14.87
Year Ended 9/30:
2016	15.89	0.81		0.07	0.88	(0.63)	—	(0.63)	16.14	15.90
2015	15.94	0.67		(0.08)	0.59	(0.64)	—	(0.64)	15.89	14.85
2014	15.16	0.68		0.76	1.44	(0.66)	—	(0.66)	15.94	14.44
2013	16.36	0.72		(1.25)	(0.53)	(0.67)	—	(0.67)	15.16	13.99

(a)	Total Return Based on Common share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
	Based
Based	on	Ending			Net		Portfolio
on	Share	Net			Investment		Turnover
NAV (a)	Price (a)	Assets (000)	Expenses	(b)	Income (Loss	)	Rate	(c)

3.01%	(0.80)%	$149,313	0.60%		3.69%		12%
(2.71)	(4.54)	150,358	0.63	*	3.77	*	14
7.23	10.56	156,939	0.60		4.04		15
3.22	4.05	152,137	0.60		3.98		31
8.63	12.76	153,087	0.63		4.13		23
(3.51)	(11.41)	146,522	0.61		3.97		21

2.17	(2.83)	35,489	0.75		3.53		27
(2.41)	(4.67)	36,329	0.85	*	3.90	*	13
5.62	11.45	37,927	0.76		5.01		8
3.74	7.34	37,326	0.75		4.19		11
9.69	8.12	37,455	0.76		4.37		19
(3.36)	(10.46)	35,630	0.74		4.50		3

(b)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NNY
Year Ended 2/28:
2018	0.03%
2017(d)	0.03	*
Year Ended 9/30:
2016	0.02
2015	0.01
2014	0.01
2013	0.01

NYV
Year Ended 2/28:
2018	—%
2017(d)	—
Year Ended 9/30:
2016	—
2015	—
2014	—
2013	—

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	For the five months ended February 28, 2017.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
									Discount
									per
				Net			From		Share
	Beginning	Net		Realized/		From	Accumu-		Repur-
	Common	Investment		Unrealized		Net	lated Net		chased		Ending
	Share	Income		Gain		Investment	Realized		and	Ending	Share
	NAV	(Loss	)	(Loss )	Total	Income	Gains	Total	Retired	NAV	Price
NAN
Year Ended 2/28:
2018	$14.85	$0.67		$(0.19)	$0.48	$(0.70)	$—	$(0.70)	$—	$14.63	$13.02
2017(e)	15.78	0.29		(0.92)	(0.63)	(0.30)	—	(0.30)	—	14.85	13.75
Year Ended 9/30:
2016	15.26	0.76		0.55	1.31	(0.79)	—*	(0.79)	—	15.78	15.33
2015	15.36	0.71		(0.04)	0.67	(0.77)	—	(0.77)	—*	15.26	13.42
2014	14.33	0.67		1.12	1.79	(0.76)	—	(0.76)	—	15.36	13.33
2013	16.13	0.70		(1.71)	(1.01)	(0.76)	(0.03)	(0.79)	—	14.33	12.91

NRK
Year Ended 2/28:
2018	14.21	0.62		(0.20)	0.42	(0.62)	—	(0.62)	—	14.01	12.31
2017(e)	15.17	0.27		(0.96)	(0.69)	(0.27)	—	(0.27)	—	14.21	12.93
Year Ended 9/30:
2016	14.36	0.69		0.82	1.51	(0.70)	—	(0.70)	—	15.17	14.12
2015	14.39	0.72		(0.02)	0.70	(0.73)	—	(0.73)	—	14.36	12.59
2014	13.57	0.76		0.88	1.64	(0.82)	—	(0.82)	—	14.39	12.80
2013	15.44	0.76		(1.87)	(1.11)	(0.74)	(0.02)	(0.76)	—	13.57	12.24

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
*	Rounds to less than $0.01 per share.

			Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns				Ratios to Average Net Assets(b)
	Based
Based	on		Ending			Net		Portfolio
on	Share		Net			Investment		Turnover
NAV (a)	Price	(a)	Assets (000)	Expenses	(c)	Income (Loss	)	Rate	(d)

3.19%	(0.44	) %	$455,375	2.10%		4.43%		14%
(3.97)	(8.32)		462,128	2.01	**	4.74	**	20
8.77	20.51		491,272	1.62		4.86		16
4.47	6.53		474,842	1.70		4.71		17
12.79	9.29		142,279	2.55		4.54		20
(6.48)	(14.81)		132,767	2.35		4.51		14

2.90	(0.18)		1,227,358	2.13		4.28		13
(4.52)	(6.49)		1,244,673	2.03	**	4.60	**	13
10.71	18.04		1,329,069	1.55		4.66		10
4.98	4.06		1,257,927	1.43		5.01		18
12.48	11.53		1,260,498	1.57		5.50		25
(7.40)	(15.46)		1,189,197	1.77		5.26		27

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NAN
Year Ended 2/28:
2018	1.07%
2017(e)	0.96	**
Year Ended 9/30:
2016	0.65
2015	0.50
2014	1.20
2013	1.26

NRK
Year Ended 2/28:
2018	1.14%
2017(e)	1.02	**
Year Ended 9/30:
2016	0.62
2015	0.48
2014	0.58
2013	0.70

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the five months ended February 28, 2017.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

											iMTP, MFP,
											MTP, VMTP
											and/or
											VRDP Shares
	iMTP Shares		MFP Shares		MTP Shares		VMTP Shares		VRDP Shares		at the End
	at the End of Period		at the End of Period		at the End of Period(a)		at the End of Period		at the End of Period		of Period
											Asset
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $5,000	Outstanding	Per $100,000	Outstanding	Per $10	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	(000)	Share	(000)	Share	Preference
NAN
Year Ended 2/28:
2018	$—	$—	$—	$—	$—	$—	$147,000	$292,955	$89,000	$292,955	$2.93
2017(b)	—	—	—	—	—	—	147,000	295,834	89,000	295,834	2.96
Year Ended 9/30:
2016	—	—	—	—	—	—	147,000	308,166	89,000	308,166	3.08
2015	—	—	—	—	—	—	94,000	359,477	89,000	359,477	3.59
2014	—	—	—	—	—	—	56,000	354,070	—	—	—
2013	—	—	—	—	55,360	33.98	—	—	—	—	—

NRK
Year Ended 2/28:
2018	—	—	80,000	265,012	—	—	—	—	663,800	265,012	2.65
2017(b)	79,000	13,378	—	—	—	—	—	—	663,800	267,565	2.68
Year Ended 9/30:
2016	79,000	13,946	—	—	—	—	—	—	663,800	278,927	2.79
2015	79,000	16,077	—	—	—	—	—	—	488,800	321,544	3.22
2014	79,000	16,100	—	—	—	—	—	—	488,800	321,997	3.22
2013	—	—	—	—	27,680	30.97	50,700	309,668	488,800	309,668	3.10

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014		2013
NAN
Series 2015 (NAN PRC)
Ending Market Value per Share	$—		$10.09
Average Market Value per Share	10.04	Ω	10.09
Series 2016 (NAN PRD)
Ending Market Value per Share	—		10.02
Average Market Value per Share	10.05	Ω	10.10
NRK
Series 2015 (NRK PRC)
Ending Market Value per Share	—		10.01
Average Market Value per Share	10.04	Ω	10.07

(b)	For the five months ended February 28, 2017.
Ω	For the period October 1, 2013 through June 13, 2014.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen New York Municipal Value Fund, Inc. (NNY)
•	Nuveen New York Municipal Value Fund 2 (NYV)
•	Nuveen New York Quality Municipal Income Fund (NAN)
•	Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NNY was incorporated under the state laws of Minnesota on July 14, 1987. NYV, NAN and NRK were organized as Massachusetts business trusts on January 26, 2009, December 1, 1998 and April 9, 2002, respectively.

The end of the reporting period for the Funds is February 28, 2018, and the period covered by these Notes to Financial Statements is the year ended February 28, 2018 (the “current fiscal period”).

Investment Adviser
 The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies
 Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes, and in the case of NRK the alternative minimum tax (“AMT”) applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories.

Significant Accounting Policies
 Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
 Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

	NAN	NRK
Outstanding when-issued/delayed delivery purchase commitments	$9,204,760	$4,116,248

Investment Income
 Dividend Income is recorded on the ex-dividend date. Investment income is comprised of interest income which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Notes to Financial Statements (continued)

Professional Fees
 Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation
 The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (the “Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications
 Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
 In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
 The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
 The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NNY	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$149,728,414	$—	$149,728,414
NYV
Long-Term Investments*:
Municipal Bonds	$—	$35,254,930	$—	$35,254,930
NAN
Long-Term Investments*:
Municipal Bonds	$—	$694,212,853	$—	$694,212,853
NRK
Long-Term Investments*:
Municipal Bonds	$—	$1,962,361,174	$—	$1,962,361,174
Investment in Derivatives:
Interest in Rate Swaps**	—	627,281	—	627,281
Total	$—	$1,962,988,455	$—	$1,962,988,455

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Notes to Financial Statements (continued)

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
 Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of

Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NNY	NYV	NAN	NRK
Floating rate obligations: self-deposited Inverse Floaters	$1,840,000	$—	$8,475,000	$12,855,000
Floating rate obligations: externally-deposited Inverse Floaters	—	—	22,250,000	—
Total	$1,840,000	$—	$30,725,000	$12,855,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NNY	NYV	NAN	NRK
Average floating rate obligations outstanding	$2,964,247	$—	$24,691,712	$13,852,740
Average annual interest rate and fees	1.46%	—%	1.46%	1.50%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

Notes to Financial Statements (continued)

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations — Recourse Trusts	NNY	NYV	NAN	NRK
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$1,840,000	$—	$8,475,000	$4,085,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	17,450,000	—
Total	$1,840,000	$—	$25,925,000	$4,085,000

Zero Coupon Securities
 A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
 In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts
 Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations.

In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, NRK invested in forward interest rate swap contracts to help reduce the Fund’s duration.

The average notional amount of interest rate swaps contracts outstanding during the current fiscal period was as follows:

NRK
Average notional amount of interest rate swap contracts outstanding*	$24,800,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying	Derivative
Risk Exposure	Instrument	Location	Value	Location	Value
NRK
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation	$627,281	—	$—
on interest rate swaps

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

		Gross	Gross		Net Unrealized
		Unrealized	Unrealized		Appreciation		Collateral
		Appreciation	(Depreciation	)	(Depreciation	)	Pledged
		on Interest	on Interest		on Interest		to (from	)	Net
Fund	Counterparty	Rate Swaps*	Rate Swaps*		Rate Swaps		Counterparty		Exposure
NRK	JPMorgan Chase Bank, N.A.	$627,281	—		$627,281		$(627,281)		$—

*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Unrealized
			Net Realized	Appreciation
	Underlying	Derivative	Gain (Loss) from	(Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
NRK	Interest rate	Swaps	$—	$627,281

Market and Counterparty Credit Risk
 In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (continued)

4. Fund Shares

Common Share Transactions
 Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

NNY
Five
	Year	Months	Year
	Ended	Ended	Ended
	2/28/18	2/28/17	9/30/16
Common shares:
Issued to shareholders due to reinvestment of distributions	16,015	2,879	8,597

Preferred Shares

Institutional MuniFund Term Preferred Shares
 During the current reporting period, NRK had issued and had outstanding Institutional MuniFund Term Preferred (“iMTP”) Shares, with a $5,000 liquidation preference per share. iMTP Shares are issued via private placement and are not publicly available.

On May 22, 2017, NRK redeemed all of its outstanding Series 2017 iMTP Shares. The Fund’s iMTP Shares were redeemed at their $5,000 liquidation value per share, plus dividend amounts owed, using proceeds from its issuance of MuniFund Preferred (“MFP”) Shares (as described below in MuniFund Preferred Shares).

The average liquidation preference of iMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NRK*
Average liquidation preference of iMTP Shares outstanding	$79,000,000
Annualized dividend rate	1.41%

*	For the period March 1, 2017 through May 22, 2017.

iMTP Shares are subject to restrictions on transfer and may only be sold or transferred to “qualified institutional buyers.” iMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of iMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the iMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of iMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of iMTP Shares is recorded as a liability and recognized as a component of “Institutional MuniFund Term Preferred (“iMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

Dividends on the iMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on iMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on iMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred by the Fund in connection with its offering of iMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Institutional MuniFund Term Preferred (“iMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with NRK redemption of iMTP Shares, the remaining deferred costs of $72,444, were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt.

MuniFund Preferred Shares
 NRK has issued and has outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.

The Fund is obligated to redeem its MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Fund. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.

•	Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

The Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•	Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•	Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that Shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. The Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP Shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.

NRK incurred offering costs of $432,464 in connection with its offering of MFP Shares, which were recorded as a deferred charge and is being amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, details of its MFP Shares outstanding were as follows:

		Shares	Liquidation	Term		Mode
Fund	Series	Outstanding	Preference	Redemption Date	Mode	Termination Date
NRK	A	800	$80,000,000	May 1, 2047	VRRM	N/A

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NRK*
Average liquidation preference of MFP Shares outstanding	$80,000,000
Annualized dividend rate	1.22%

*	For the period May 12, 2017 (first issuance of shares) through February 28, 2018.

Notes to Financial Statements (continued)

Variable Rate MuniFund Term Preferred Shares
 The following Fund has issued and has outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, VMTP Shares outstanding, at liquidation preference, for the Fund was as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
NAN	2019	1,470	$147,000,000

The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s VMTP Shares are as follows:

		Term	Premium
Fund	Series	Redemption Date	Expiration Date
NAN	2019	August 1, 2019	July 1, 2017

The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NAN
Average liquidation preference of VMTP Shares outstanding	$147,000,000
Annualized dividend rate	1.87%

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

Dividends on the VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with the Fund’s offering of VMTP Shares were recorded as a deferred charges, which are amortized over the life of the shares and are recognized as components of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, details of the Funds’ VRDP Shares outstanding were as follows:

	Shares	Liquidation
Fund	Series	Outstanding	Preference	Maturity
NAN	1	890	$89,000,000	March 1, 2040
NRK
	1	1,123	$112,300,000	August 1, 2040
	2	1,648	$164,800,000	August 1, 2040
	3	1,617	$161,700,000	December 1, 2040
	4	500	$50,000,000	June 1, 2040
	5	1,750	$175,000,000	June 1, 2046

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAN	NRK
Average liquidation preference of VRDP Shares outstanding	$89,000,000	$663,800,000
Annualized dividend rate	1.08%	1.01%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables. Transactions in iMTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2018
NRK	Series	Shares	Amount
iMTP Shares redeemed	2017	(15,800)	$(79,000,000)

Transactions in MFP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2018
NRK	Series	Shares	Amount
MFP Shares issued	A	800	$80,000,000

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended September 30, 2016
NAN	Series	Shares	Amount
VMTP Shares issued	2019	1,470	$147,000,000
VMTP Shares exchanged	2017	(940)	(94,000,000)
Net increase (decrease)		530	$53,000,000

Notes to Financial Statements (continued)

Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended September 30, 2016
NRK	Series	Shares	Amount
VRDP Shares issued	5	1,750	$175,000,000

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NNY	NYV	NAN	NRK
Purchases	$17,554,234	$9,597,140	$98,639,329	$252,979,805
Sales and maturities	18,239,513	9,494,571	116,570,690	272,664,489

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, and in the case of NRK the AMT applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of February 28, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	NNY	NYV	NAN	NRK
Tax cost of investments	$141,968,611	$33,294,045	$655,118,147	$1,850,957,421
Gross unrealized:
Appreciation	$7,139,001	$2,571,918	$35,440,241	$110,334,492
Depreciation	(1,220,019)	(611,033)	(4,820,563)	(11,785,692)
Net unrealized appreciation (depreciation) of investments	$5,918,982	$1,960,885	$30,619,678	$98,548,800

NRK
Tax cost of swaps	$—
Net unrealized appreciation (depreciation) of swaps	627,281

Permanent differences, primarily due to federal taxes paid, distribution reallocations, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2018, the Funds’ tax year end, as follows:

	NNY	NYV	NAN	NRK
Paid-in-surplus	$—	$—	$(19,696)	$(251,997)
Undistributed (Over-distribution of) net investment income	(112)	(1,738)	3,153	(236,690)
Accumulated net realized gain (loss)	112	1,738	16,543	488,687

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2018, the Funds’ tax year end, were as follows:

	NNY	NYV	NAN	NRK
Undistributed net tax-exempt income[1]	$442,035	$50,621	$654,922	$—
Undistributed net ordinary income[2]	2,076	—	34,644	—
Undistributed net long-term capital gains	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2018, and paid on March 1, 2018.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 28, 2018, February 28, 2017 and September 30, 2016, was designated for purposes of the dividends paid deduction as follows:

2018	NNY	NYV	NAN	NRK
Distributions from net tax-exempt income[3]	$5,703,718	$1,346,669	$25,379,025	$62,250,319
Distributions from net ordinary income[2]	51,743	63,843	171,196	19,932
Distributions from net long-term capital gains[4]	—	248,784	—	—

2017	NNY	NYV	NAN	NRK
Distributions from net tax-exempt income	$2,439,931	$605,025	$10,646,831	$26,456,790
Distributions from net ordinary income[2]	—	78,947	62,253	1,276
Distributions from net long-term capital gains	—	—	—	—

2016	NNY	NYV	NAN	NRK
Distributions from net tax-exempt income	$5,925,222	$1,480,256	$26,216,708	$64,020,915
Distributions from net ordinary income[2]	33,421	—	71,711	—
Distributions from net long-term capital gains	—	—	89,876	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2018, as Exempt Interest Dividends.
[4]	The Funds designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 28, 2018.

As of February 28, 2018, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NNY	NAN[5]	NRK
Capital losses to be carried forward – not subject to expiration	$2,004,016	$13,588,546	$47,080,623

[5]	A portion of NAN’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended February 28, 2018, the following Funds utilized capital loss carryforwards as follows:

	NYV	NAN
Utilized capital loss carryforwards	$227,173	$171,432

Notes to Financial Statements (continued)

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

NYV
Post-October capital losses[6]	$46,108
Late-year ordinary losses[7]	—

[6]	Capital losses incurred from November 1, 2017 through February 28, 2018, the Funds’ tax year end.
[7]	Ordinary losses incurred from January 1, 2018 through February 28, 2018 and/or specified losses incurred from November 1, 2017 through February 28, 2018.

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components — a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for NNY a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

NNY pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

The annual fund-level fee, payable monthly, for each Fund (excluding NNY) is calculated according to the following schedules:

NYV
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NAN
NRK
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets (net assets for NNY and NYV):

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of February 28, 2018, the complex-level fee for each Fund was 0.1595%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NNY	NYV	NAN	NRK
Purchases	$1,344,725	$883,017	$2,689,449	$13,291,419
Sales	1,341,463	880,875	2,682,925	15,014,177

8. Borrowing Arrangements

Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.

Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by the shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% (1.25% prior to July 27, 2017) per annum or (b) the Fed Funds rate plus 1.00% (1.25%

Notes to Financial Statements (continued)

prior to July 27, 2017) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. The Funds’ maximum outstanding balance during the utilization period was as follows:

	NYV	NAN	NRK
Maximum Outstanding Balance	$509,204	$7,000,000	$14,000,000

During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NYV	NAN	NRK
Average daily balance outstanding	$509,204	$3,241,131	$6,955,928
Average annual interest rate	2.56%	2.52%	2.51%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities. NNY did not utilize this facility during the current fiscal period.

Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, none of the Funds have entered into any inter-fund loan activity.

9. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
 The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)
The FASB has issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.

Additional Fund Information (Unaudited)

Board of Directors/Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert C. Young

*	Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NNY	NYV	NAN	NRK
Common shares repurchased	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

■	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	175

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	175

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	175

■	ALBIN F. MOSCHNER 1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	175

Board Members & Officers (Unaudited) (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	175

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	175

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	175

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2008 Class II	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	175

■	MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	175

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■	ROBERT L. YOUNG(2) 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2017 Class II	Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	173

Interested Board Member:

■	MARGO L. COOK(3)(4) 1964 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (October 2016- August 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	175

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2007	Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	75

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	175

■	NATHANIEL T. JONES 1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.	175

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	175

Board Members & Officers (Unaudited) (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	Managing Director (since January 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.	75

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	175

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016- 2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	175

■	WILLIAM T. MEYERS 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018	Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.	75

■	MICHAEL A. PERRY 1967 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017	Executive Vice President since February 2017, previously Managing Director from October 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.	75

■	CHRISTOPHER M. ROHRBACHER 1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; 2008 Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	175

■	WILLIAM A. SIFFERMANN 1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017	Managing Director (since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	175

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	175

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	MARK L. WINGET 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.	175

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	175

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex. Terence J. Toth has been appointed Chairman of the Board to take effect July 1, 2018.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
 Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-C-0218D 464935-INV-Y-04/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen New York AMT-Free Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
February 28, 2018	$24,750	$15,000	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2017	$24,090	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 28, 2018	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 28, 2017	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2018	$ 0	$ 0	$ 0	$ 0
February 28, 2017	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

Scott R. Romans, PhD, Senior Vice President of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds.  Currently, he manages investments for 14 Nuveen-sponsored investment companies.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	13	$12.00 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$4.4 million
*	Assets are as of February 28, 2018. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NRK SECURITIES AS OF FEBRUARY 28, 2018

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Scott R. Romans	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York AMT-Free Quality Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: May 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: May 7, 2018

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: May 7, 2018